As filed with the Securities and Exchange Commission on October 7, 2004

1933 Act Registration No. 333-70752

1940 Act Registration No. 811-10507

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 6	☒

(Check appropriate box or boxes)

AXA PREMIER FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Ave., N.W., 2nd Floor

Washington, D.C. 20036-1800

Telephone: (202) 778-9000

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☒	on December 10, 2004 pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

AXA Premier Funds Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PROSPECTUS DECEMBER     , 2004

AXA ENTERPRISE MULTIMANAGER FUNDS

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Small/Mid Cap Growth Fund

AXA Enterprise Multimanager Small/Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

AXA Enterprise Money Market Fund II

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Enterprise Multimanager Funds (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C, Class P and Class Y shares of each of the AXA Enterprise Multimanager Funds*. Each fund is a diversified fund, except AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund, which are non-diversified funds sometimes referred to as “sector funds.” Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a fund is not a fundamental policy and may be changed without a shareholder vote. Each fund (other than the Money Market Fund) has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant fund.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The co-distributors for each fund are Enterprise Fund Distributors, Inc., AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

*	On December , 2004, all Class A shares of the Trust then outstanding were renamed Class P shares and the Trust began offering new Class A shares, as described in this Prospectus. Class P shares are no longer available for purchase. Also on that date, Class Z shares of the Trust were renamed Class Y shares.

Table of

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years of operations. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
13.89% (2003 2nd Quarter)	–19.11% (2002 2nd Quarter)

Average Annual Total Returns for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.58%	–7.81%
Return After Taxes on Distributions*	24.58%	–7.93%
Return After Taxes on Distributions & Sale of Fund Shares*	15.97%	–6.68%
Class B—Return Before Taxes	25.09%	–7.95%
Return After Taxes on Distributions	25.09%	–7.96%
Return After Taxes on Distributions & Sale of Fund Shares	16.31%	–6.72%
Class C—Return Before Taxes	29.13%	–6.10%
Return After Taxes on Distributions	29.13%	–6.12%
Return After Taxes on Distributions & Sale of Fund Shares	18.94%	–5.17%
Class P—Return Before Taxes	23.78%	–7.98%
Return After Taxes on Distributions	23.78%	–8.09%
Return After Taxes on Distributions & Sale of Fund Shares	15.46%	–6.81%
Class Y—Return Before Taxes	31.35%	–5.12%
Return After Taxes on Distributions	31.31%	–5.31%
Return After Taxes on Distributions & Sale of Fund Shares	20.38%	–4.46%
Russell 1000 Growth Index**	29.75%	–3.27%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.26% (2003 2nd Quarter)	–16.07% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	22.86%	–3.16%
Return After Taxes on Distributions*	22.86%	–3.42%
Return After Taxes on Distributions & Sale of Fund Shares*	14.86%	–2.85%
Class B—Return Before Taxes	23.38%	–3.28%
Return After Taxes on Distributions	23.38%	–3.40%
Return After Taxes on Distributions & Sale of Fund Shares	15.20%	–2.86%
Class C—Return Before Taxes	27.25%	–1.35%
Return After Taxes on Distributions	27.25%	–1.47%
Return After Taxes on Distributions & Sale of Fund Shares	17.71%	–1.23%
Class P—Return Before Taxes	22.18%	–3.33%
Return After Taxes on Distributions	22.18%	–3.59%
Return After Taxes on Distributions & Sale of Fund Shares	14.42%	–2.99%
Class Y—Return Before Taxes	29.53%	–0.36%
Return After Taxes on Distributions	29.50%	–0.68%
Return After Taxes on Distributions & Sale of Fund Shares	19.19%	–0.52%
Standard and Poor’s 500 Index**	29.75%	–3.27%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.02% (2003 2nd Quarter)	–17.25% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.31%	–0.02%
Return After Taxes on Distributions*	24.31%	–0.47%
Return After Taxes on Distributions & Sale of Fund Shares*	15.95%	–0.31%
Class B—Return Before Taxes	25.13%	–0.04%
Return After Taxes on Distributions	25.13%	–0.26%
Return After Taxes on Distributions & Sale of Fund Shares	16.33%	–0.18%
Class C—Return Before Taxes	28.96%	1.94%
Return After Taxes on Distributions	28.96%	1.73%
Return After Taxes on Distributions & Sale of Fund Shares	18.83%	1.51%
Class P—Return Before Taxes	23.75%	–0.20%
Return After Taxes on Distributions	23.52%	–0.65%
Return After Taxes on Distributions & Sale of Fund Shares	15.43%	–0.46%
Class Y—Return Before Taxes	31.24%	2.96%
Return After Taxes on Distributions	30.88%	2.41%
Return After Taxes on Distributions & Sale of Fund Shares	20.30%	2.16%
Russell 1000 Value Index**	30.03%	4.81%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
20.53% (2003 2nd Quarter)	–22.35% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	34.30%	–8.84%
Return After Taxes on Distributions*	34.30%	–8.84%
Return After Taxes on Distributions & Sale of Fund Shares*	22.29%	–7.46%
Class B—Return Before Taxes	35.33%	–8.98%
Return After Taxes on Distributions	35.33%	–8.98%
Return After Taxes on Distributions & Sale of Fund Shares	22.96%	–7.58%
Class C—Return Before Taxes	39.23%	–7.21%
Return After Taxes on Distributions	39.23%	–7.21%
Return After Taxes on Distributions & Sale of Fund Shares	25.50%	–6.09%
Class P—Return Before Taxes	33.54%	–9.01%
Return After Taxes on Distributions	33.54%	–9.01%
Return After Taxes on Distributions & Sale of Fund Shares	21.80%	–7.60%
Class Y—Return Before Taxes	41.71%	–6.19%
Return After Taxes on Distributions	41.71%	–6.19%
Return After Taxes on Distributions & Sale of Fund Shares	27.11%	–5.24%
Russell 2500 Growth Index**	46.31%	1.86%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.66% (2003 2nd Quarter)	–20.69% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	35.79%	0.12%
Return After Taxes on Distributions*	35.79%	–0.02%
Return After Taxes on Distributions & Sale of Fund Shares*	23.26%	–0.01%
Class B—Return Before Taxes	36.69%	0.04%
Return After Taxes on Distributions	36.69%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.85%	0.02%
Class C—Return Before Taxes	40.88%	2.02%
Return After Taxes on Distributions	40.88%	2.00%
Return After Taxes on Distributions & Sale of Fund Shares	26.57%	1.71%
Class P—Return Before Taxes	35.01%	–0.06%
Return After Taxes on Distributions	35.01%	–0.20%
Return After Taxes on Distributions & Sale of Fund Shares	22.75%	–0.15%
Class Y—Return Before Taxes	43.25%	3.05%
Return After Taxes on Distributions	43.18%	2.83%
Return After Taxes on Distributions & Sale of Fund Shares	28.11%	2.45%
Russell 2500 Value Index**	44.93%	14.29%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Bank of Ireland Asset Management (U.S.) Limited Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund’s success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these cash instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.54% (2003 2nd Quarter)	–22.89% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	28.72%	1.38%
Return After Taxes on Distributions*	28.49%	1.06%
Return After Taxes on Distributions & Sale of Fund Shares*	18.66%	0.96%
Class B—Return Before Taxes	29.34%	1.43%
Return After Taxes on Distributions	29.34%	1.34%
Return After Taxes on Distributions & Sale of Fund Shares	19.07%	1.16%
Class C—Return Before Taxes	33.34%	3.39%
Return After Taxes on Distributions	33.34%	3.30%
Return After Taxes on Distributions & Sale of Fund Shares	21.67%	2.82%
Class P—Return Before Taxes	27.90%	1.20%
Return After Taxes on Distributions	27.67%	0.87%
Return After Taxes on Distributions & Sale of Fund Shares	18.13%	0.81%
Class Y—Return Before Taxes	35.75%	4.45%
Return After Taxes on Distributions	35.39%	4.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.23%	3.51%
Morgan Stanley Capital International EAFE Index**	38.59%	7.93%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC , Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund does not limit its investment to issuers with a specific market capitalization range. While the fund can invest in securities of U.S. and foreign companies, the majority of fund assets are expected to be invested in securities of U.S. companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
27.53% (2003 2nd Quarter)	–26.99% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	50.94%	–6.70%
Return After Taxes on Distributions*	50.94%	–6.75%
Return After Taxes on Distributions & Sale of Fund Shares*	33.11%	–5.70%
Class B—Return Before Taxes	53.04%	–6.80%
Return After Taxes on Distributions	53.04%	–6.82%
Return After Taxes on Distributions & Sale of Fund Shares	34.48%	–5.76%
Class C—Return Before Taxes	57.04%	–4.88%
Return After Taxes on Distributions	57.04%	–4.90%
Return After Taxes on Distributions & Sale of Fund Shares	37.08%	–4.14%
Class P—Return Before Taxes	50.00%	–6.86%
Return After Taxes on Distributions	50.00%	–6.92%
Return After Taxes on Distributions & Sale of Fund Shares	32.50%	–5.84%
Class Y—Return Before Taxes	59.53%	–3.96%
Return After Taxes on Distributions	59.51%	–4.06%
Return After Taxes on Distributions & Sale of Fund Shares	38.70%	–3.43%
Russell 1000 Technology Index**#	48.88%	–4.32%
Russell 1000 Index**	29.89%	0.88%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the fund can invest in securities of U.S. and foreign companies of any size, the majority of fund assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is a non-diversified fund, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
18.23% (2003 2nd Quarter)	–13.13% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	21.30%	–1.89%
Return After Taxes on Distributions*	21.30%	–1.98%
Return After Taxes on Distributions & Sale of Fund Shares*	13.84%	–1.66%
Class B—Return Before Taxes	21.58%	–1.99%
Return After Taxes on Distributions	21.58%	–2.00%
Return After Taxes on Distributions & Sale of Fund Shares	14.03%	–1.70%
Class C—Return Before Taxes	25.42%	0.03%
Return After Taxes on Distributions	25.42%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	16.52%	0.02%
Class P—Return Before Taxes	20.53%	–2.06%
Return After Taxes on Distributions	20.53%	–2.15%
Return After Taxes on Distributions & Sale of Fund Shares	13.34%	–1.81%
Class Y—Return Before Taxes	27.80%	1.04%
Return After Taxes on Distributions	27.78%	0.89%
Return After Taxes on Distributions & Sale of Fund Shares	18.07%	0.78%
Russell 1000 Healthcare Index**#	17.68%	–2.91%
Russell 1000 Index**	29.89%	0.88%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The fund may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that AXA Equitable will allocate the fund’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The fund’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-advisers determine that they have the potential for above-average total return.

The fund may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The fund’s sub-advisers may, when consistent with the fund’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — The fund’s investments in derivatives may rise or fall more rapidly than other investments.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
3.28% (2002 3rd Quarter)	0.04% (2003 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	–0.51%	–3.37%
Return After Taxes on Distributions*	–2.35%	1.32%
Return After Taxes on Distributions & Sale of Fund Shares*	–0.34%	1.64%
Class B—Return Before Taxes	–1.05%	3.37%
Return After Taxes on Distributions	–2.71%	1.49%
Return After Taxes on Distributions & Sale of Fund Shares	–0.69%	1.75%
Class C—Return Before Taxes	3.02%	5.29%
Return After Taxes on Distributions	1.36%	3.44%
Return After Taxes on Distributions & Sale of Fund Shares	1.95%	3.40%
Class P—Return Before Taxes	–0.03%	3.73%
Return After Taxes on Distributions	–1.88%	1.66%
Return After Taxes on Distributions & Sale of Fund Shares	–0.03%	1.94%
Class Y—Return Before Taxes	4.96%	6.37%
Return After Taxes on Distributions	2.92%	4.17%
Return After Taxes on Distributions & Sale of Fund Shares	3.20%	4.11%
Lehman Brothers Aggregate Bond Index**	4.10%	7.14%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December , 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MONEY MARKET FUND II

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P.

Key Term

•	Money Market Fund — A fund consisting of high quality short-term debt securities that is committed to maintaining a net asset value of $1.00 per share. Dividends are calculated daily and paid monthly.

Investment Goal

To seek a high level of current income that is consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities.

The fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects a sub-adviser to manage the fund’s assets. While it is anticipated that AXA Equitable will select one sub-adviser to manage the fund, AXA Equitable monitors the sub-adviser and may replace the sub-adviser or add sub-advisers subject to the approval of the Trust’s board of trustees.

In managing the portfolio, the sub-adviser searches for the best values on securities that meet the fund’s credit and maturity requirements.

All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

Principal Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The principal risks presented by the fund are:

•	Credit Risk/Default — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses.

Best quarter (% and time period)	Worst quarter (% and time period)
0.32% (2003 3rd Quarter)	0.29% (2002 1st Quarter)

The fund’s (Class Y shares) 7-day yield and 7-day effective yield for the quarter ended December 31, 2003 were 1.25% and 1.26%, respectively.

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns for each class of the fund for the one-year and since-inception periods compare to those of a broad-based index.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A	1.00%	0.99%
Class B	0.24%	0.24%
Class C	0.24%	0.24%
Class P	1.00%	0.99%
Class Y	1.25%	1.24%
90 Day T-Bill	1.15%	1.46%

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, AXA Enterprise Multimanager Healthcare Fund and AXA Enterprise Multimanager Core Bond Fund
	CLASS A		CLASS B		CLASS C		CLASS P		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		5.50%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		5.50%	[2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None	[6]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[7]	2.00%		2.00%		2.00%		2.00%		2.00%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.” The maximum sales charge imposed on purchases of Class P shares of the Core Bond Fund is 4.50% of the offering price.
(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”
(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”
(6)	If you buy $1,000,000 or more of Class P shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions on those shares.
(7)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders.

AXA Enterprise Money Market Fund II
	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
Maximum sales charge (load)[1]	None	None	None	None	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[2]	None	None	None	None	None
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	When you exchange shares of another fund into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the Money Market Fund. If you redeem those shares of the Money Market Fund, the applicable CDSC will apply. See “Shareholder Account Information.”

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Enterprise Multimanager Growth Fund					AXA Enterprise Multimanager Core Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.73%	4.73%	4.73%	4.73%	4.73%	4.31%	4.31%	4.31%	4.31%	4.31%
Total operating expenses	6.18%	6.73%	6.73%	5.98%	5.73%	5.76%	6.31%	6.31%	5.56%	5.31%
Waiver/expense reimbursement**	(4.53)%	(4.53)%	(4.53%)	(4.53%)	(4.53)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.65%	2.20%	2.20%	1.45%	1.20%
	AXA Enterprise Multimanager Value Fund					AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.55%	4.55%	4.55%	4.55%	4.55%	4.91%	4.91%	4.91%	4.91%	4.91%
Total operating expenses	6.00%	6.55%	6.55%	5.80%	5.55%	6.56%	7.11%	7.11%	6.36%	6.11%
Waiver/expense reimbursement**	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.90%	2.45%	2.45%	1.70%	1.45%
	AXA Enterprise Multimanager Small/Mid Cap Value Fund					AXA Enterprise Multimanager International Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.98%	3.98%	3.98%	3.98%	3.98%	5.62%	5.62%	5.62%	5.62%	5.62%
Total operating expenses	5.63%	6.18%	6.18%	5.43%	5.18%	7.22%	7.77%	7.77%	7.02%	6.77%
Waiver/expense reimbursement**	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%
Net operating expenses***	1.90%	2.45%	2.45%	1.70%	1.45%	2.10%	2.65%	2.65%	1.90%	1.65%
	AXA Enterprise Multimanager Technology Fund					AXA Enterprise Multimanager Health Care Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	7.71%	7.71%	7.71%	7.71%	7.71%	5.85%	5.85%	5.85%	5.85%	5.85%
Total operating expenses	9.46%	10.01%	10.01%	9.26%	9.01%	7.60%	8.15%	8.15%	7.40%	7.15%
Waiver/expense reimbursement**	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%
Net operating expenses***	2.15%	2.70%	2.70%	1.95%	1.70%	2.15%	2.70%	2.70%	1.95%	1.70%
	AXA Enterprise Multimanager Core Bond Fund					AXA Enterprise Money Market Fund II****
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.25%	0.00%
Other expenses	1.30%	1.30%	1.30%	1.30%	1.30%	2.50%	2.50%	2.50%	2.50%	2.50%
Total operating expenses	2.45%	3.00%	3.00%	2.25%	2.00%	3.00%	3.00%	3.00%	3.25%	3.00%
Waiver/expense reimbursement**	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%
Net operating expenses***	1.25%	1.80%	1.80%	1.05%	0.80%	0.70%	0.70%	0.70%	0.95%	0.70%
*	Because the Class A shares have no operating history prior to the date of this Prospectus, “Other expenses” are based on estimated amounts for the current fiscal period.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through February 28, 2005 (“Expense Reimbursement Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after February 28, 2005. For more information on the Expense Limitation Agreement, see “Management Team—The Manager and the Sub-advisers—Expense Limitation Agreement”.
***	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class B, Class C, Class P and Class Y shares for the fiscal year ended October 31, 2003 were 2.17%, 2.17%, 1.42% and 1.17% for Growth Fund, 2.19%, 2.19%, 1.44% and 1.19% for Core Equity Fund, 2.10%, 2.10%, 1.35% and 1.10% for Value Fund, 2.27%, 2.27%, 1.52% and 1.27% for Small/Mid Cap Growth Fund, 2.43%, 2.43%, 1.68% and 1.43% for Small/Mid Cap Value Fund, 2.61%, 2.61%, 1.86% and 1.61% for International Equity Fund, 2.67%, 2.67%, 1.92% and 1.67% for Technology Fund, 2.69%, 2.69%, 1.94% and 1.69% for Health Care Fund, 1.80%, 1.80%, 1.05% and 0.80% for Core Bond Fund and 1.70%, 1.70%, 0.95% and 0.70% for Money Market Fund.
****	The maximum distribution and/or service (12b-1) fees for the Money Market Fund are 0.45% for Class A shares and 1.00% for Class B and Class C shares. There are no distribution and/or service (12b-1) fees for Class Y shares. Under an arrangement approved by the Trust’s Board of Trustees, the Class A, Class B and Class C shares of the Money Market Fund will not pay any distribution and/or service fees at least through February 28, 2006. The expenses of the Class B and Class C shares of the Money Market Fund have been restated from the expenses for these classes for the last fiscal year to reflect that these classes currently are not subject to the distribution and/or service (12b-1) fee.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Enterprise Multimanager Growth Fund							AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$635	$723	$223	$323	$223	$689	$122
3 years	$1,837	$1,983	$1,583	$1,583	$1,583	$1,848	$1,303	$1,760	$1,903	$1,503	$1,503	$1,503	$1,772	$1,221
5 years	$3,011	$3,096	$2,896	$2,896	$2,896	$2,985	$2,467	$2,869	$2,951	$2,751	$2,751	$2,751	$2,841	$2,313
10 years	$5,828	$5,985	$5,985	$5,985	$5,985	$5,729	$5,303	$5,567	$5,728	$5,728	$5,728	$5,728	$5,464	$5,014

	AXA Enterprise Multimanager Value Fund							AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$659	$748	$248	$348	$248	$713	$148
3 years	$1,804	$1,949	$1,549	$1,549	$1,549	$1,816	$1,268	$1,927	$2,076	$1,676	$1,676	$1,676	$1,938	$1,399
5 years	$2,951	$3,034	$2,834	$2,834	$2,834	$2,924	$2,401	$3,156	$3,244	$3,044	$3,044	$3,044	$3,130	$2,623
10 years	$5,717	$5,877	$5,877	$5,877	$5,877	$5,617	$5,181	$6,065	$6,219	$6,219	$6,219	$6,219	$5,970	$5,565

	AXA Enterprise Multimanager Small/Mid Cap Value Fund							AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$659	$748	$248	$348	$248	$713	$148	$678	$768	$268	$368	$268	$732	$168
3 years	$1,758	$1,901	$1,501	$1,501	$1,501	$1,769	$1,218	$2,062	$2,215	$1,815	$1,815	$1,815	$2,073	$1,542
5 years	$2,843	$2,924	$2,724	$2,724	$2,724	$2,815	$2,285	$3,385	$3,477	$3,277	$3,277	$3,277	$3,360	$2,869
10 years	$5,496	$5,658	$5,658	$5,658	$5,658	$5,393	$4,936	$6,445	$6,593	$6,593	$6,593	$6,593	$6,356	$5,985

	AXA Enterprise Multimanager Technology Fund							AXA Enterprise Multimanager Health Care Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$683	$773	$273	$373	$273	$737	$173	$683	$773	$273	$373	$273	$737	$173
3 years	$2,454	$2,620	$2,220	$2,220	$2,220	$2,465	$1,960	$2,133	$2,288	$1,888	$1,888	$1,888	$2,144	$1,618
5 years	$4,072	$4,176	$3,976	$3,976	$3,976	$4,048	$3,607	$3,509	$3,604	$3,404	$3,404	$3,404	$3,484	$3,003
10 years	$7,524	$7,653	$7,653	$7,653	$7,653	$7,453	$7,181	$6,649	$6,793	$6,793	$6,793	$6,793	$6,563	$6,211

	AXA Enterprise Multimanager Core Bond Fund							AXA Enterprise Money Market Fund II
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$552	$82	$72	$173	$173	$72	$72	$97	$72
3 years	$1,093	$1,215	$815	$815	$815	$1,011	$511	$710	$1,007	$1,007	$710	$710	$785	$710
5 years	$1,615	$1,672	$1,472	$1,472	$1,472	$1,496	$967	$1,374	$1,859	$1,859	$1,374	$1,374	$1,498	$1,374
10 years	$3,042	$3,233	$3,233	$3,233	$3,233	$2,829	$2,231	$3,154	$4,063	$4,063	$3,154	$3,154	$3,391	$3,154
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that come with inherent risks. Each fund’s principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the funds.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Credit Quality Risk.  It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond. Only the Health Care Fund, Technology Fund and Core Bond Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

Lower-Rated Securities Risk.  Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Market Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

Multiple Sub-Adviser Risk.  Each of the funds, with the exception of the Money Market Fund, employs multiple

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the fund. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses. The sale of fund securities may result in the recognition of capital gain or loss, which can create adverse tax results for shareholders.

Special Situations Risk.  The Large Cap Core Equity Fund and International Equity Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Fund, International Equity Fund, Technology Fund and Health Care Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to supervise and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a fund’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser(s), portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Enterprise Multimanager Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $149 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund and AXA Enterprise Money Market Fund II. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

AXA Investment Managers, S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $38.8 billion in assets under management.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $27.7 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had approximately $309.4 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Enterprise Multimanager Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, Franklin, together with its affiliates, had approximately $336.7 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $12.4 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $151.5 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $30.2 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $140.3 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Growth Fund. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $6.2 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, RCM had approximately $33 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in the TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $90 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $8.3 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Enterprise Multimanager Small/Mid Cap Value Fund) AXA Enterprise Multimanager Health Care Fund and AXA Enterprise Multimanager Technology Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird	Mr. Baird is a Senior Vice President and has been a Portfolio Manager of Alliance Capital since 1999. Mr. Baird joined Alliance Capital as an Assistant Vice President in 1994.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Joanne L. Howard Seth A. Reicher

Ms. Howard, a Co-Chief Investment Officer of RCM’s Large Cap Team since January 2003, has been a Managing Director since 1998 and a Principal since 1993. Ms. Howard joined RCM as a Senior Portfolio Manager in 1992. Prior to joining RCM, Ms. Howard spent 17 years at Scudder, Stevens & Clark where she was a Managing Director.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993. Prior to joining RCM, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Glen E. Bickerstaff Brian M. Beitner

Mr. Bickerstaff has been a Group Managing Director of TCW since 2001. He joined TCW in 1998 as a Managing Director. Prior to joining TCW, he was a Vice President and Senior Portfolio Manager at Transamerica Investment Services from 1987 to 1998.

Mr. Beitner has been a Managing Director of TCW since he joined the firm in 1998. Prior to joining TCW, he was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Equity Fund	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Marilyn G. Fedak chairs the US Equity Investment Policy Group. Ms. Fedak has been the Chief Investment Officer – U.S. Value Equities and an Executive Vice President at Alliance Capital since 2000. She was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. (“Bernstein”) from 1993 to 2000 when Bernstein became the Bernstein Unit of Alliance Capital.

	Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	Mr. Pinto has been a Portfolio Manager with Janus or its predecessor since 1994. Prior to joining Janus, Mr. Pinto analyzed telecommunications and financial services companies for a family investment firm.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995. Prior to joining Thornburg, he was with USAA as a Portfolio Manager and Analyst from 1975 to 1995.
AXA Enterprise Multimanager Value Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter	Mr. Glatter has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1999. Mr. Glatter joined Alliance Capital as an equity analyst and portfolio manager in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. He was an Analyst with ICAP from 1976 to 1981 and returned in 1988 as Director of Research before leading a group in buying out the firm’s founder.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Steven R. Gorham	Mr. Gorham is a Senior Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

Mr. Aronow has been a Senior Vice President of Alliance Capital since 2000. Mr. Aronow joined Alliance Capital as a Vice President and Portfolio Manager in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap consumer sectors at INVESCO (NY) from 1997 to 1999. Mr. Aronow joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1994.

Mr. Kirpalani has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap industrial, financial and energy sectors at INVESCO (NY) from 1997 to 1999. Mr. Kirpalani joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1993.

Ms. Lau has been a Vice President and Portfolio Manager since she joined Alliance Capital in 1999. Prior to joining Alliance Capital, she was responsible for covering small cap technology companies at INVESCO (NY) from 1997 to 1999. Ms. Lau joined Chancellor Capital Management as a small cap analyst in 1997 before it became INVESCO (NY). Prior to that, she was a healthcare securities analyst with Goldman Sachs from 1994 to 1997.

Mr. Attalienti has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for covering the health care industry at Chase Asset Management from 1994 to 1999.

	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team	The portion of assets allocated to Franklin is managed by a team of investment professionals, led by Edward B. Jamieson. Mr. Jamieson is an Executive Vice President and portfolio manager and has been associated with Franklin (and its predecessor, Franklin Templeton Investments) since 1987.

	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team	The portion of assets allocated to Provident is managed by a team of investment professionals, led by Evelyn Lapham and John Yoon. Ms. Lapham and Mr. Yoon are Senior Vice Presidents and portfolio managers with research responsibilities and have been with Provident since December 1997 and July 1995, respectively.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Small/Mid Cap Value Fund	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineers P. Douglas Burton Syed A. Zamil

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. Therefore, AXA Rosenberg does not have Portfolio Managers as traditionally defined, but rather, the firm has Portfolio Engineers who research and monitor the fund’s performance against the relevant benchmark and ensure compliance with the fund’s objectives.

Mr. Burton has been a Portfolio Engineer of AXA Rosenberg since 1998. Prior to joining the firm, Mr. Burton was a Portfolio Manager and an Analyst at Deseret Mutual Benefit Administrators from 1988 to 1998.

Mr. Zamil has been a Portfolio Engineer of AXA Rosenberg since 2000. Prior to joining the firm, Mr. Zamil was a Managing Director at Capital Management from 1997 to 2000. From 1993 to 1997, Mr. Zamil was a consultant and regional manager at BARRA.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Schottenfeld

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst. Prior to joining TCW, Mr. Galluccio was a Securities Analyst with Lehman Brothers Kuhn Loeb, Inc. from 1981 to 1982.

Ms. Schottenfeld has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst. Prior to joining TCW, Ms. Schottenfeld was a Research Liaison to equity sales with Wertheim Schroder and Co. from 1983 to 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	Wellington Management’s management approach to its portion of the fund is built on a team concept. The team is headed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager International Equity Fund	Alliance Capital Management, L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Kevin F. Simms and Henry S. D’Auria are Senior Vice Presidents and Co-Chief Investment Officers of International Value Equities, both having held this position since June 2003. Mr. Simms has been Director of Research for International Value and Global Value Equities since October 2000. Prior thereto, he was Director of Research for Emerging Markets Equities at Sanford C. Bernstein (“Bernstein”).

Mr. D’Auria has been Chief Investment Officer of Emerging Markets Value since 2002. Prior thereto, he was Director of Research for Small Cap Value and Emerging Markets Value Equities at Bernstein.

Bank of Ireland Asset Management (U.S.) Limited 40 Mespil Road Dublin 4 Ireland Portfolio Management Team

BIAM (U.S.)’s management approach to its portion of the fund is built on a team concept. The team of nineteen asset managers is headed by Chris Reilly, Chief Investment Officer. Mr. Reilly joined BIAM (U.S.)’s Asset Management Team in 1980 and has had overall responsibility for asset management since 1985.

	Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, CO 80202 Portfolio Manager James G. Gendelman	Mr. Gendelman joined Marsico in 2000. Prior to joining Marsico, he was a Vice President of International Sales for Goldman Sachs & Co. from 1987 to 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Technology Fund	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.
RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Huachen Chen Walter C. Price

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	The portion of the fund’s assets managed by Wellington Management is managed by a team of investment professionals.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Health Care Fund	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team	The portion of assets allocated to AIM is managed by a team of investment professionals led by Michael Yellen. Mr. Yellen joined AIM in 1994 as an investment analyst.
RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson

Dr. Selena A. Chaisson re-joined RCM in 2004 as the Sector Leader of the Healthcare team. From 1999 to 2003, she was associated with Tiger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Ms. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ms. Gallo has been a Vice President of Wellington Management since 1998. Ms. Gallo joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, she was a Health Care Analyst with BT Alex Brown from 1995 to 1998.

Dr. Deresiewicz has been a Global Industry Analyst at Wellington Management since 2000. Prior to joining Wellington Management, he was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital from 1987 to 1998.

Ms. Hynes has been a Senior Vice President of Wellington Management since 2001. Ms Hynes joined Wellington Management as a research assistant in 1991.

Mr. Mayer has been a Vice President of Wellington Management since 2001. Mr. Mayer joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, he attended the University of Pennsylvania’s Wharton School of Finance where he obtained his MBA from 1996 to 1998, and he was an Operations Manager with Lockheed Martin Corporation from 1994 to 1996.

Mr. Schwartz has been a Senior Vice President of Wellington Management since 1995. Mr. Schwartz joined Wellington Management as a Global Industry Analyst in 1983.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Bond Fund	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Mr. Amero has been a Managing Director and Portfolio Manager of BAI since 1990. Prior to joining BAI, he was a Vice President in Fixed Income Research at The First Boston Corporation from 1985 to 1990.

Mr. Anderson has been a Managing Director and Chief Investment Officer, Fixed Income of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from 1987 to 1988.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

The Portfolio Management Team develops and implements investment strategy for the fund.

William H. Gross heads the Portfolio Management Team. Mr. Gross is a Managing Director and the Chief Investment Officer of PIMCO and has been associated with the firm for over 30 years. Mr. Gross was a founder of PIMCO.

AXA Enterprise Money Market Fund II	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers John F. Chiodi Raymond J. Papera

Mr. Chiodi has been a Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Chiodi has been associated with Alliance Capital since 1989.

Mr. Papera has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Papera has been associated with Alliance Capital since 1990.

Management Fees

Each fund pays a fee to AXA Equitable for management services. The Core Equity Fund, Growth Fund and Value Fund each pay a management fee at an annual rate of 1.00% of the average net assets of the fund. The Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund each pay a management fee at an annual rate of 1.20% of the average net assets of the fund. The International Equity Fund pays a management fee at an annual rate of 1.15% of the average net assets of the fund. The Technology Fund and Health Care Fund each pay a management fee at an annual rate of 1.30% of the average net assets of the fund. The Core Bond Fund pays a management fee at an annual rate of 0.70% of the average net assets of the fund. The Money Market Fund pays a management fee at an annual rate of 0.50% of the average net assets of the fund.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.15% of the fund’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2005 the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
AXA Enterprise Multimanager Core Equity Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Growth Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Value Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager Small/Mid Cap Value Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager International Equity Fund	2.10%	2.65%	2.65%	1.90%	1.65%
AXA Enterprise Multimanager Technology Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Health Care Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Core Bond Fund	1.25%	1.80%	1.80%	1.05%	0.80%
AXA Enterprise Money Market Fund II	0.70%	0.70%	0.70%	0.95%	0.70%

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class

Each fund offers four classes of shares through this Prospectus: Class A, B, C and Y shares. This Prospectus also describes Class P shares of the fund. However, Class P shares are no longer available for investment. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

The table below summarizes the key features of each class of shares. They are described in more detail below.

	Class A	Class B	Class C	Class P	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	No longer available for investment.	Available only to certain types of investors purchasing $1,000,000 or more.
Initial Sales Charge?	Yes (except for Money Market Fund Class A shares, which carry no sales charge). Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	Yes. You pay a sales charge when you buy fund shares. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.
Contingent Deferred Sales Charge (“CDSC”)?	No. (However, we will charge a CDSC if you sell within two years of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within one year of purchase.	No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	No.
Distribution and Service Fees?	0.45% distribution and service fee (except for Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.25% service fee.	No.
Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.	No.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund and excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. Please refer to Transaction and Account Policies for more detail.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

Enterprise Fund Distributors, Inc., AXA Advisors LLP and AXA Distributors LLP (the “Distributors”), each of which is an affiliate of AXA Equitable, the Manager of the Trust, are the principal underwriters for shares of the funds. In addition to distribution and service fees paid by the funds under the Class A, Class B, Class C and Class P distribution and service plans, the Distributors (or one of their affiliates) may make payments out of their own resources to provide additional compensation to dealers and other persons who sell shares of the funds and other mutual funds distributed by the Distributors. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these broker/dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares. [The funds have entered into arrangements with selected broker/dealers, including MONY Securities Corporation and The Advest Group Inc. to make additional payments based on fund net assets and/or sales of shares attributable to the broker/dealer.]

If you hold shares through a brokerage account, your broker/dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker/dealer will provide you with specific information about any processing or servicing fees you will be charged.

Class A Shares — Initial Sales Charge Option

If you select Class A shares of any fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares for all funds other than the Money Market Fund are based on the following schedule:

Your Investment[1]	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price[2]
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999	3.75%	3.90%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.00%
$500,000 up to $999,999[3]	2.00%	2.04%	1.50%
$1,000,000 and up3	None	None	1% of the first $4.99 million; 0.75% of amounts from $5 – 19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
(1)	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
(2)

From time to time, the Distributors may hold special promotions for specified periods during which the Distributors may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributors may sponsor sales contests and provide to all qualifying dealers, from their own profits and resources, additional compensation in the form of trips or merchandise. The Distributors will provide additional compensation to dealers in connection with sales of shares of the funds and other mutual funds

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

distributed by the Distributors including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

(3)	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributors will compensate dealers in connection with purchases of Class A shares.

If you purchase Class A shares of any fund other than the Money Market Fund, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each fund. There is no distribution and service fee for Class A shares of the Money Market Fund.

Initial purchases of Class A shares of the Money Market Fund are not subject to a sales charge unless and until the shares are exchanged into another fund.

Class B Shares — CDSC Option

If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class B shares over $100,000.

Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B fund.

The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase Order Was Accepted	Applicable Class B Contingent Deferred Sales Charge
One year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Class C — CDSC Option

If you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00% which will be deducted from your redemption proceeds. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class C fund. If you own Class C shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class P Shares — Initial Sales Charge Option

The price that you pay when you buy Class P shares is their net asset value plus a sales charge, which varies depending upon the size of your purchase and the fund you buy shares of. The Money Market Fund does not have a sales charge. Please note that Class P shares are no longer available for investment.

Class P Sales Charges for:

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, and AXA Enterprise Multimanager Health Care Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested
Less than $50,000	5.50%	5.82%
$50,000 – $99,999	4.75%	4.99%
$100,000 up to $249,999	3.75%	3.90%
$250,000 up to $499,999	2.75%	2.83%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and up*	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class P Sales Charges for AXA Enterprise Multimanager Core Bond Fund:

Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested
Less than $100,000	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	1.75%	1.78%
$1,000,000 and up*	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

There are a number of ways you can lower your sales charge on Class P shares, including:

•	Letter of Intent — allows you to purchase Class P shares of an AXA Premier Fund over a 13-month period but pay sales charges as if you had purchased all Class P shares at once. This program can save you money if you plan to invest $50,000 or more in Class P shares. Purchases across share classes may not be used in meeting your letter of intent. If following the expiration of the 13-month period, the total amount of shares purchased does not equal the amount stated in the letter of intent, the applicable sales charges will be imposed on the actual amount of shares purchased.

•	Combining Accounts — allows you to combine shares of multiple AXA Premier Funds for purposes of calculating your sales charge. You may combine your purchases with purchases of qualified accounts of your spouse and minor children.

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

•	Rights of Accumulation — allows you to aggregate purchases of Class P shares of the AXA Premier Funds at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser’s combined holdings of Class P shares of AXA Premier Funds.

Class P shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with AXA Distributors, LLC;

•	Participants in certain Retirement Plans with at least 100 eligible employees or total Plan assets of over $1 million (one-year CDSC may apply);

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

•	Fee based investment programs sponsored by broker-dealers.

[You may apply proceeds from redeeming Class P shares of the funds without paying a sales charge to repurchase Class A shares of any AXA Premier Fund. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify AXA Premier Funds or your financial professional at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to determine how a redemption would affect you.]

[If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Co-distributors will rebate the amount of the CDSC charged on the redemption.]

Class Y Shares

Each fund offers Class Y shares through this Prospectus for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization, investment company registered under the 1940 Act, certain wrap account clients of broker/dealers, employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee, present or former trustee of the Trust or their spouse or minor child or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative, or other financial institutional buyers.

Determination of the CDSC

Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

Class B and Class C shareholders of a fund may exchange their shares for Class B or Class C shares of the Money Market Fund. Exchanges from a fund other than the Money Market Fund will continue to be subject to the CDSC schedule of the fund from which the exchange was made, but will reflect the time the shares are held in the Money Market Fund.

The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a fund’s Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values (500 shares), the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

multiplied by the number of shares redeemed – $500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

Class A Initial Sales Charge Waivers

The following individuals and institutions may purchase Class A shares without an initial sales charge:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the funds’ distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The Class A initial sales charge may be reduced in connection with purchases by members of certain associations, fraternal groups, franchise organizations and unions. There are also several special purchase plans that allow you to combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. For information about initial sales charge reductions, the “Right of Accumulation Discount” and “Letter of Intent Investments,” contact your financial advisor or broker, or consult the Statement of Additional Information.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributors that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC Waivers

Your CDSC will be waived in connection with:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans.

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum.

•	Redemption of shares of a shareholder (including a registered joint owner) who has died.

•	Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

•	Redemptions under a fund’s systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account.

•	Redemptions made pursuant to any Individual Retirement Account (IRA) systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC.

•	Required minimum distributions from an IRA.

Conversion of Class B Shares

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class (cont’d)

reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Reinstatement Privilege

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The fund may modify or terminate the reinstatement privilege at any time.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares

The charts below summarize how to purchase, redeem and exchange shares of the funds.

How to Purchase Shares	Important Information about Purchasing Shares
Important Information about Procedures for Opening a New Account	To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.
Select the fund and the share class appropriate for you	Be sure to read this prospectus carefully.
Determine how much you would like to invest

The minimum initial investment for the funds (except Class Y shares of the funds) is $2,000 for each fund except for:

•  Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•  Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each fund.

•  Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•  529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•  Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•  Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Have your securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is received by the [AXA Enterprise Shareholder Services Division] of the fund’s transfer agent, Boston Financial Data Services, Inc., (the “Transfer Agent”). All purchases

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Purchase Shares	Important Information about Purchasing Shares
made by check should be in U.S. dollars and made payable to AXA Enterprise Multimanager Funds Trust, or in the case of a retirement account, the custodian or trustee. Third-party checks and money orders will not be accepted.
Receive Letter of Intent Discount	You are entitled to a reduced sales charge on $100,000 or more of Class A shares purchased within 13 months. The minimum investment is 5% of the amount indicated which will be held in escrow in your name. This secures payment of the higher sales charge of shares actually purchased if the full amount indicated is not purchased within 13 months. Escrowed shares will be redeemed to pay additional sales charges if necessary. Escrowed shares will be released when you purchase the full amount.
Receive Rights of Accumulation Discount	You are entitled to a reduced sales charge on additional purchases if the value of your existing aggregate holdings equals $100,000 or more. (See “Shareholder Account Information — Class A Shares — Initial Sales Charge Option” in the prospectus for more information.) To determine the discount, fund share holdings of your immediate family, accounts you control as a single investor or trustee of similar accounts will be totaled when you notify [AXA Enterprise] of the applicable accounts.
Acquire additional shares through the Automatic Reinvestment Plan	Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to Money Market Fund dividends invested in another fund.
Participate in the Automatic Bank Draft Plan	Your bank account may be debited monthly for automatic investment into one or more of the funds for each class [(other than Class Y)].
Acquire Additional Shares through the Automatic Purchase Plan	If you have your bank account linked to your [AXA Enterprise] account, you can call Shareholder Services at [1-800-368-3527] prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.
Participate in the Automatic Dollar Cost Averaging Plan	You may have your shares automatically invested on a monthly basis into the same class of one or more of the funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another [AXA Enterprise Fund] or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum investment requirements of $1,000,000.
Participate in a Retirement Plan	You may use shares of the funds to establish a Profit Sharing Plan, Money Purchase Plan, Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a fund and other investment plans which have been approved by the Internal Revenue Service. The Distributors pay the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please contact your financial advisor or [AXA Enterprise] at [1-800-432-4320].

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
Have your investment dealer submit your redemption order	The redemption price of your shares is based on the next calculation of net asset value after your order is received.
Call the Transfer Agent at [1-800-368-3527]

You may redeem your shares by telephone if you have authorized this service. If you make a telephone redemption request, you must furnish:

•  the name and address of record of the registered owner,

•  the account number and tax ID number,

•  the amount to be redeemed, and

•  the name of the person making the request.

Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your [AXA Enterprise] account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 p.m. Eastern Standard Time, you will receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

You may redeem your shares by sending in a written request. If you own share certificates, they must accompany the written request. You must obtain a signature guarantee if:

•  the total redemption proceeds exceed $50,000,

•  the proceeds are to be sent to an address other than the address of record, or

•  the proceeds are to be sent to a person other than the registered holder.

You can generally obtain a signature guarantee from the following sources:

•  a member firm of a domestic securities exchange;

•  a commercial bank;

•  a savings and loan association;

•  a credit union; or

•  a trust company.

Corporations, executors, administrators, trustees or guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.

Payment of Proceeds In General	The funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
investment being redeemed has been in the account for seven calendar days. The funds may suspend the redemption privilege or delay sending redemption proceeds for more than seven days during any period when the New York Stock Exchange is closed or an emergency warranting such action exists as determined by the SEC.
Receipt of Proceeds By Wire	For a separate $10 charge, you may request that your redemption proceeds be wired. If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. If you authorize the Transfer Agent to accept telephone wire requests, any authorized person may make such requests at [1-800-368-3527]. However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to previously designated bank accounts. Otherwise, proceeds normally will be sent to the designated bank account the following business day. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.
Use of Check Writing

If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000. You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional Features section of the account application.

The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Redeem Your Shares	Important Information about Redeeming Your Shares
Participate in a Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.

You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The CDSC will be waived on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The funds may amend the terms of a systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Exchange Your Shares	Important Information about Exchanging Your Shares
Select the fund into which you want to exchange. Be sure to read the prospectus describing the fund into which you want to exchange

You can exchange your shares of a fund for the same class of shares of any other fund.

No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the fund by early redemptions that may disrupt effective management of the fund. It may be modified or discontinued at any time or from time to time. The fund will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date for shares held in your account.

If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a fund, you are subject to the minimum investment requirement of $2,000. Original investments in the Money Market Fund which are transferred to other funds are considered purchases rather than exchanges.

Call the Transfer Agent at [1-800-368-3527]

If you authorize the Transfer Agent to act upon telephone exchange requests, you or anyone who can provide the Transfer Agent with account registration information may exchange by telephone.

If you exchange your shares by telephone, you must furnish:

•  the name of the fund you are exchanging from,

•  the name and address of the registered owner,

•  the account number and tax i.d. number,

•  the dollar amount or number of shares to be exchanged,

•  the fund into which you are exchanging, and

•  the name of the person making the request.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

To exchange by letter, you must state:

•  the name of the fund you are exchanging from,

•  the account name(s) and address,

•  the account number,

•  the dollar amount or number of shares to be exchanged, and

•  the fund into which you are exchanging.

You must also sign your name(s) exactly as it appears on your account statement.

SHAREHOLDER ACCOUNT INFORMATION

Purchasing, Redeeming and Exchanging Shares (cont’d)

How to Exchange Your Shares	Important Information about Exchanging Your Shares
Log on to [www.axapremierfunds.com]	To make an exchange, log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

TRANSACTION AND ACCOUNT POLICIES

Execution of Requests

The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributors or the fund may reject any order. From time to time, the funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

The funds normally pay redemption proceeds in cash. However, if a fund determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make payment of redemption proceeds wholly or partly in cash, the fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

Exchanges and Redemptions

The funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any fund until shares have been held in that fund for at least seven days. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

In addition, if a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange order that could involve actual or potential harm to the fund.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the fund for the benefit of the remaining shareholders to mitigate the costs caused to the funds by early redemptions that may disrupt effective management of the funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved wrap program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The funds will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as “market timing”) may use a variety of strategies to avoid detection and, despite the efforts of the funds to prevent excessive or short-term trading, there is no guarantee that the funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers’ trading activity in shares of the funds on an individual basis. Consequently, the funds may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. The funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

TRANSACTION AND ACCOUNT POLICIES (cont’d)

While the funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the funds may adversely affect fund performance and the interests of long-term investors. When market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, if a fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

If a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm. In addition, the funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals since it may restrict an exchange from any fund until shares have been held in that fund for at least seven days. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange will be processed only if the shares of the fund to be acquired are eligible for sale in your state and the exchange privilege may be legally offered in your state.

The fund’s policy on late trading or excessive or short-term trading practices is intended to be a statement regarding the general fiduciary principles that govern our fund administration and the investment of activities of shareholders in an effort to protect the interests of our long-term investors. The following principles have been established and adopted by the board of trustees: (1) that the funds and their personnel as fiduciaries do not condone or knowingly allow late trading or excessive or short-term trading nor will they enter into agreements to permit a shareholder to engage in these activities; and (2) that all personnel as fiduciaries have a duty to place the interests of shareholders first and to take all appropriate measures to detect and prevent activities that would be harmful to the interests of long-term shareholders including excessive or disruptive short-term trading.

Short-Term Trading Fee Exemptions

The fund’s short-term trading fee will not be charged on the following redemption transactions:

1.	redemptions effectuated pursuant to an automatic non-discretionary allocation and rebalancing program held in a wrap program with which the funds, its Manager or Distributors, have an agreement;

2.	redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

3.	redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

4.	redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);

5.	redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which the Manager or one of its affiliates is responsible for providing participant recordkeeping services;

6.	redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion);

7.	redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).

In addition, the funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).

TRANSACTION AND ACCOUNT POLICIES (cont’d)

These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund’s shareholders may not be subject to the short-term trading fee.

Small Accounts

For accounts with balances under $1,000, an annual service charge of $35 per account registration per fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the fund. In 2005, the account minimum balance will increase to $1,500.

If your account balance drops to $500 or less, a fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the funds or their Co-distributors.

•	Requests received by the Co-distributors or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Co-distributors or send your order by mail as described in “Buying Shares” and “Selling Shares.”

Generally, fund securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations — amortized cost (which approximates market value).

TRANSACTION AND ACCOUNT POLICIES (cont’d)

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees at the close of regular trading on the Exchange.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the AXA Enterprise Multimanager Funds’ board of trustees.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees believes reflects fair value. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Fund normally pays dividends monthly, and its net realized gains, if any, annually. The Money Market Fund normally declares dividends daily and pays them monthly.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Multimanager Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Multimanager Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Multimanager Funds in writing, contact your broker or call [(866) 231-8585].

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from the excess of net short-term capital gains over net long-term capital loss or net investment income are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain

TRANSACTION AND ACCOUNT POLICIES (cont’d)

dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another AXA Enterprise Multimanager Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from a fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each Fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. No information is presented for the Class A shares of the funds because they had no operations prior to the date of this Prospectus. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements).

This information (except for the information for the period from November 1, 2003 to April 30, 2004) has been audited by PricewaterhouseCoopers LLP, independent public accountants, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report and Semi-Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.57	$7.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.18	1.68	(2.90)

Total from investment operations	0.11	1.58	(3.00)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$8.68	$8.57	$7.00

Total return (b)†	1.28%	22.52%	(30.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s) .	$2,742	$2,497	$1,732
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.16%	2.17%	2.15%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.76%	6.73%	7.46%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(1.56)%	(1.41)%	(1.49)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.52)%	(1.38)%	(1.44)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(5.12)%	(5.94)%	(6.75)%
Portfolio turnover rate	25%	31%	26%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.16	$0.34	$0.34

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$ 8.56	$7.00	$10.00	$8.64	$7.05	$10.00	$8.65	$7.06	$10.00

(0.07)	(0.10)	(0.10)	(0.03)	(0.05)	(0.05)	(0.02)	(0.03)	(0.03)
0.18	1.67	(2.90)	0.17	1.69	(2.90)	0.18	1.69	(2.91)

0.11	1.57	(3.00)	0.14	1.64	(2.95)	0.16	1.66	(2.94)

—	(0.01)	—	—	(0.05)	—	(0.01)	(0.07)	—

$ 8.67	$8.56	$7.00	$8.78	$8.64	$7.05	$8.80	$8.65	$7.06

1.29%	22.37%	(30.00)%	1.62%	23.38%	(29.50)%	1.83%	23.66%	(29.40)%

$ 289	$325	$243	$2,207	$2,199	$1,429	$5,896	$6,028	$4,567
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
2.16%	2.17%	2.15%	1.41%	1.42%	1.40%	1.16%	1.17%	1.15%
5.76%	6.73%	7.46%	5.01%	5.98%	6.71%	4.76%	5.73%	6.46%
(1.56)%	(1.41)%	(1.49)%	(0.81)%	(0.66)%	(0.74)%	(0.56)%	(0.41)%	(0.49)%
(1.52)%	(1.38)%	(1.44)%	(0.77)%	(0.63)%	(0.69)%	(0.52)%	(0.38)%	(0.44)%
(5.12)%	(5.94)%	(6.75)%	(4.37)%	(5.19)%	(6.00)%	(4.12)%	(4.94)%	(5.75)%
25%	31%	26%	25%	31%	26%	25%	31%	26%

$ 0.16	$0.34	$0.34	$0.16	$0.34	$0.34	$0.16	$0.34	$0.36

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.21	$7.70	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45	1.61	(2.25)

Total from investment operations	0.42	1.56	(2.30)

Less distributions:
Dividends from net investment income	—	(0.05)	—

Net asset value, end of period	$9.63	$9.21	$7.70

Total return (b)†	4.56%	20.37%	(23.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s) .	$3,127	$2,765	$2,010
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.14%	2.19%	2.13%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.36%	6.31%	6.83%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.74)%	(0.62)%	(0.69)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.68)%	(0.61)%	(0.62)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.90)%	(4.73)%	(5.31)%
Portfolio turnover rate	30%	56%	39%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.15	$0.34	$0.33

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.21	$7.69	$10.00	$9.27	$7.75	$10.00	$9.28	$7.76	$10.00

(0.03)	(0.05)	(0.05)	— #	0.01	— #	0.02	0.03	0.02
0.45	1.62	(2.26)	0.46	1.62	(2.25)	0.46	1.62	(2.26)

0.42	1.57	(2.31)	0.46	1.63	(2.25)	0.48	1.65	(2.24)

—	(0.05)	—	—	(0.11)	—	(0.01)	(0.13)	—

$9.63	$9.21	$7.69	$9.73	$9.27	$7.75	$9.75	$9.28	$7.76

4.56%	20.53%	(23.10)%	4.96%	21.29%	(22.50)%	5.14%	21.57%	(22.40)%

$424	$408	$293	$2,300	$2,011	$1,335	$7,049	$6,776	$5,248
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
2.14%	2.19%	2.13%	1.39%	1.44%	1.38%	1.14%	1.19%	1.13%
5.36%	6.31%	6.83%	4.61%	5.56%	6.08%	4.36%	5.31%	5.83%
(0.74)%	(0.62)%	(0.69)%	0.01%	0.13%	0.06%	0.26%	0.38%	0.31%
(0.68)%	(0.61)%	(0.62)%	0.07%	0.14%	0.13%	0.32%	0.39%	0.38%
(3.90)%	(4.73)%	(5.31)%	(3.15)%	(3.98)%	(4.56)%	(2.90)%	(3.73)%	(4.31)%
30%	56%	39%	30%	56%	39%	30%	56%	39%

$0.15	$0.34	$0.33	$0.15	$0.34	$0.32	$0.15	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER VALUE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.46	$7.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	— #	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	1.59	(2.02)

Total from investment operations	1.00	1.59	(2.04)

Less distributions:
Dividends from net investment income	—	(0.09)	—

Net asset value, end of period	$10.46	$9.46	$7.96

Total return (b)†	10.57%	20.28%	(20.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,973	$2,818	$2,217
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.20%	2.20%	2.20%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	1.97%	2.10%	2.10%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.55%	6.55%	6.94%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.28)%	(0.07)%	(0.28)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.05)%	0.03%	(0.18)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.63)%	(4.42)%	(5.01)%
Portfolio turnover rate	66%	148%	123%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.17	$0.37	$0.35

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.46	$7.95	$10.00	$9.51	$7.99	$10.00	$9.54	$8.02	$10.00

—#	— #	(0.02)	0.04	0.07	0.04	0.05	0.09	0.06
1.01	1.60	(2.03)	1.00	1.60	(2.05)	1.01	1.60	(2.04)

1.01	1.60	(2.05)	1.04	1.67	(2.01)	1.06	1.69	(1.98)

—	(0.09)	—	(0.05)	(0.15)	—	(0.08)	(0.17)	—

$10.47	$9.46	$7.95	$10.50	$9.51	$7.99	$10.52	$9.54	$8.02

10.68%	20.28%	(20.50)%	11.12%	21.11%	(20.10)%	11.14%	21.47%	(19.80)%

$424	$386	$315	$2,286	$1,990	$1,364	$6,953	$6,306	$5,318
2.20%	2.20%	2.20%	1.45%	1.45%	1.45%	1.20%	1.20%	1.20%
1.97%	2.10%	2.10%	1.22%	1.35%	1.35%	0.97%	1.10%	1.10%
5.55%	6.55%	6.94%	4.80%	5.80%	6.19%	4.55%	5.55%	5.94%
(0.28)%	(0.07)%	(0.28)%	0.47%	0.68%	0.47%	0.72%	0.93%	0.72%
(0.05)%	0.03%	(0.18)%	0.70%	0.78%	0.57%	0.95%	1.03%	0.82%
(3.63)%	(4.42)%	(5.01)%	(2.88)%	(3.67)%	(4.26)%	(2.63)%	(3.42)%	(4.01)%
66%	148%	123%	66%	148%	123%	66%	148%	123%

$0.17	$0.37	$0.36	$0.17	$0.37	$0.35	$0.17	$0.37	$0.36

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.36	$6.16	$10.00

Income from investment operations:
Net investment loss	(0.08)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments .	0.18	2.33	(3.71)

Total from investment operations	0.10	2.20	(3.84)

Net asset value, end of period	$8.46	$8.36	$6.16

Total return (b)†	1.20%	35.71%	(38.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,411	$3,299	$2,094
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.45%	2.45%	2.45%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.08%	2.27%	2.37%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.80%	7.11%	7.97%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(2.22)%	(2.04)%	(2.15)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.85)%	(1.86)%	(2.07)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(5.57)%	(6.70)%	(7.67)%
Portfolio turnover rate	48%	180%	192%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.15	$0.32	$0.33

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$8.34	$6.15	$10.00	$8.47	$6.20	$10.00	$8.51	$6.21	$10.00

(0.08)	(0.13)	(0.13)	(0.05)	(0.08)	(0.09)	(0.04)	(0.06)	(0.08)
0.18	2.32	(3.72)	0.18	2.35	(3.71)	0.18	2.36	(3.71)

0.10	2.19	(3.85)	0.13	2.27	(3.80)	0.14	2.30	(3.79)

$8.44	$8.34	$6.15	$8.60	$8.47	$6.20	$8.65	$8.51	$6.21

1.20%	35.61%	(38.50)%	1.53%	36.61%	(38.00)%	1.65%	37.04%	(37.90)%

$376	$376	$485	$2,711	$2,440	$1,409	$5,921	$5,841	$4,155
2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.45%	1.45%	1.45%
2.08%	2.27%	2.37%	1.33%	1.52%	1.62%	1.08%	1.27%	1.37%
5.80%	7.11%	7.97%	5.05%	6.36%	7.22%	4.80%	6.11%	6.97%
(2.22)%	(2.04)%	(2.15)%	(1.47)%	(1.29)%	(1.40)%	(1.22)%	(1.04)%	(1.15)%
(1.85)%	(1.86)%	(2.07)%	(1.10)%	(1.11)%	(1.32)%	(0.85)%	(0.86)%	(1.07)%
(5.57)%	(6.70)%	(7.67)%	(4.82)%	(5.95)%	(6.92)%	(4.57)%	(5.70)%	(6.67)%
48%	180%	192%	48%	180%	192%	48%	180%	192%

$0.15	$0.32	$0.33	$0.15	$0.32	$0.34	$0.15	$0.32	$0.36

AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.71	$7.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.74	2.65	(2.76)

Total from investment operations	0.69	2.57	(2.85)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$10.40	$9.71	$7.15

Total return (b)†	7.11%	35.90%	(28.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,960	$3,661	$2,451
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.45%	2.45%	2.45%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.37%	2.43%	2.32%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	5.01%	6.18%	6.61%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(1.13)%	(1.00)%	(1.23)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.05)%	(0.98)%	(1.10)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(3.69)%	(4.73)%	(5.39)%
Portfolio turnover rate	33%	78%	112%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.13	$0.30	$0.29

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.70	$7.15	$10.00	$9.78	$7.20	$10.00	$9.79	$7.21	$10.00

(0.05)	(0.08)	(0.09)	(0.02)	(0.02)	(0.03)	— #	— #	(0.02)
0.75	2.64	(2.76)	0.76	2.65	(2.77)	0.75	2.65	(2.77)

0.70	2.56	(2.85)	0.74	2.63	(2.80)	0.75	2.65	(2.79)

—	(0.01)	—	—	(0.05)	—	(0.01)	(0.07)	—

$10.40	$9.70	$7.15	$10.52	$9.78	$7.20	$10.53	$9.79	$7.21

7.22%	35.76%	(28.50)%	7.57%	36.84%	(28.00)%	7.70%	37.13%	(27.90)%

$481	$490	$550	$3,893	$3,770	$2,902	$7,540	$7,017	$5,167
2.45%	2.45%	2.45%	1.70%	1.70%	1.70%	1.45%	1.45%	1.45%
2.37%	2.43%	2.32%	1.62%	1.68%	1.57%	1.37%	1.43%	1.32%
5.01%	6.18%	6.61%	4.26%	5.43%	5.86%	4.01%	5.18%	5.61%
(1.13)%	(1.00)%	(1.23)%	(0.38)%	(0.25)%	(0.48)%	(0.13)%	0.00%	(0.23)%
(1.05)%	(0.98)%	(1.10)%	(0.30)%	(0.23)%	(0.35)%	(0.05)%	0.02%	(0.10)%
(3.69)%	(4.73)%	(5.39)%	(2.94)%	(3.98)%	(4.64)%	(2.69)%	(3.73)%	(4.39)%
33%	78%	112%	33%	78%	112%	33%	78%	112%

$0.13	$0.30	$0.29	$0.14	$0.30	$0.28	$0.14	$0.30	$0.30

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.72	$7.86	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	1.92	(2.11)

Total from investment operations	1.18	1.90	(2.14)

Less distributions:
Dividends from net investment income	—	(0.04)	—

Net asset value, end of period	$10.90	$9.72	$7.86

Total return (b)†	12.14%	24.23%	(21.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,872	$2,423	$1,814
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.65%	2.65%	2.65%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.20%	2.61%	2.61%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	6.42%	7.77%	8.40%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	(0.60)%	(0.26)%	(0.36)%
Ratio of net investment income (loss) to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.15)%	(0.22)%	(0.32)%
Ratio of net investment income (loss) to average net assets before waivers, reimbursements and fees paid indirectly (a)	(4.37)%	(5.38)%	(6.12)%
Portfolio turnover rate	32%	92%	27%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.20	$0.43	$0.43

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.72	$7.87	$10.00	$9.77	$7.91	$10.00	$9.80	$7.93	$10.00

(0.01)	(0.02)	(0.03)	0.03	0.04	0.03	0.05	0.07	0.05
1.19	1.91	(2.10)	1.19	1.91	(2.12)	1.19	1.91	(2.12)

1.18	1.89	(2.13)	1.22	1.95	(2.09)	1.24	1.98	(2.07)

—	(0.04)	—	(0.05)	(0.09)	—	(0.08)	(0.11)	—

$10.90	$9.72	$7.87	$10.94	$9.77	$7.91	$10.96	$9.80	$7.93

12.14%	24.08%	(21.30)%	12.55%	25.02%	(20.90)%	12.69%	25.40%	(20.70)%

$362	$305	$213	$1,820	$1,562	$1,059	$6,911	$6,164	$5,055
2.65%	2.65%	2.65%	1.90%	1.90%	1.90%	1.65%	1.65%	1.65%
2.20%	2.61%	2.61%	1.45%	1.86%	1.86%	1.20%	1.61%	1.61%
6.42%	7.77%	8.40%	5.67%	7.02%	7.65%	5.42%	6.77%	7.40%
(0.60)%	(0.26)%	(0.36)%	0.15%	0.49%	0.39%	0.40%	0.74%	0.64%
(0.15)%	(0.22)%	(0.32)%	0.60%	0.53%	0.43%	0.85%	0.78%	0.68%
(4.37)%	(5.38)%	(6.12)%	(3.62)%	(4.63)%	(5.37)%	(3.37)%	(4.38)%	(5.12)%
32%	92%	27%	32%	92%	27%	32%	92%	27%

$0.20	$0.43	$0.44	$0.20	$0.43	$0.43	$0.20	$0.43	$0.44

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$8.97	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	3.41	(4.12)

Total from investment operations	(0.47)	3.24	(4.26)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$8.50	$8.97	$5.74

Total return (b)†	(5.24)%	56.41%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$787	$1,056	$429
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.70%	2.70%	2.70%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.43%	2.67%	2.67%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	7.55%	10.01%	10.13%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(2.52)%	(2.44)%	(2.44)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(2.25)%	(2.41)%	(2.41)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(7.37)%	(9.75)%	(9.87)%
Portfolio turnover rate	90%	125%	154%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.25	$0.51	$0.43

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$8.97	$5.74	$10.00	$9.07	$5.77	$10.00	$9.09	$5.78	$10.00

(0.10)	(0.17)	(0.14)	(0.07)	(0.12)	(0.10)	(0.06)	(0.10)	(0.09)
(0.37)	3.41	(4.12)	(0.37)	3.44	(4.13)	(0.38)	3.44	(4.13)

(0.47)	3.24	(4.26)	(0.44)	3.32	(4.23)	(0.44)	3.34	(4.22)

—	(0.01)	—	—	(0.02)	—	— #	(0.03)	—

$8.50	$8.97	$5.74	$8.63	$9.07	$5.77	$8.65	$9.09	$5.78

(5.24)%	56.41%	(42.60)%	(4.85)%	57.67%	(42.30)%	(4.81)%	58.14%	(42.20)%

$66	$62	$41	$530	$480	$219	$5,522	$5,954	$3,494
2.70%	2.70%	2.70%	1.95%	1.95%	1.95%	1.70%	1.70%	1.70%
2.43%	2.67%	2.67%	1.68%	1.92%	1.92%	1.43%	1.67%	1.67%
7.55%	10.01%	10.13%	6.80%	9.26%	9.38%	6.55%	9.01%	9.13%
(2.52)%	(2.44)%	(2.44)%	(1.77)%	(1.69)%	(1.69)%	(1.52)%	(1.44)%	(1.44)%
(2.25)%	(2.41)%	(2.41)%	(1.50)%	(1.66)%	(1.66)%	(1.25)%	(1.41)%	(1.41)%
(7.37)%	(9.75)%	(9.87)%	(6.62)%	(9.00)%	(9.12)%	(6.37)%	(8.75)%	(8.87)%
90%	125%	154%	90%	125%	154%	90%	125%	154%

$0.21	$0.50	$0.46	$0.21	$0.52	$0.44	$0.23	$0.51	$0.47

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$9.30	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.32	1.44	(1.84)

Total from investment operations	1.23	1.29	(1.98)

Less distributions:
Dividends from net investment income	—	(0.01)	—

Net asset value, end of period	$10.53	$9.30	$8.02

Total return (b)†	13.23%	15.89%	(19.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,334	$1,126	$932
Ratio of expenses to average net assets after waivers and reimbursements (a)	2.70%	2.70%	2.70%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	2.63%	2.69%	2.68%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	6.93%	8.15%	8.58%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(1.86)%	(1.72)%	(1.90)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(1.79)%	(1.71)%	(1.88)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(6.09)%	(7.17)%	(7.78)%
Portfolio turnover rate	67%	103%	102%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.21	$0.47	$0.42

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$9.30	$8.03	$10.00	$9.38	$8.07	$10.00	$9.41	$8.09	$10.00

(0.09)	(0.15)	(0.14)	(0.05)	(0.08)	(0.08)	(0.04)	(0.06)	(0.07)
1.32	1.43	(1.83)	1.32	1.43	(1.85)	1.33	1.44	(1.84)

1.23	1.28	(1.97)	1.27	1.35	(1.93)	1.29	1.38	(1.91)

—	(0.01)	—	—	(0.04)	—	— #	(0.06)	—

$10.53	$9.30	$8.03	$10.65	$9.38	$8.07	$10.70	$9.41	$8.09

13.23%	15.89%	(19.70)%	13.54%	16.78%	(19.30)%	13.76%	17.16%	(19.10)%

$113	$165	$157	$855	$801	$561	$6,462	$5,670	$4,884
2.70%	2.70%	2.70%	1.95%	1.95%	1.95%	1.70%	1.70%	1.70%
2.63%	2.69%	2.68%	1.88%	1.94%	1.93%	1.63%	1.69%	1.68%
6.93%	8.15%	8.58%	6.18%	7.40%	7.83%	5.93%	7.15%	7.58%
(1.86)%	(1.72)%	(1.90)%	(1.11)%	(0.97)%	(1.15)%	(0.86)%	(0.72)%	(0.90)%
(1.79)%	(1.71)%	(1.88)%	(1.04)%	(0.96)%	(1.13)%	(0.79)%	(0.71)%	(0.88)%
(6.09)%	(7.17)%	(7.78)%	(5.34)%	(6.42)%	(7.03)%	(5.09)%	(6.17)%	(6.78)%
67%	103%	102%	67%	103%	102%	67%	103%	102%

$0.21	$0.47	$0.43	$0.22	$0.47	$0.42	$0.22	$0.47	$0.44

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$10.23	$10.20	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.19	0.26
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.03)	0.32	0.18

Total from investment operations	0.06	0.51	0.44

Less distributions:
Dividends from net investment income	(0.16)	(0.27)	(0.24)
Distributions from realized gains	(0.19)	(0.21)	—

Total dividends and distributions	(0.35)	(0.48)	(0.24)

Net asset value, end of period	$9.94	$10.23	$10.20

Total return (b)†	0.49%	5.14%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,067	$9,647	$8,989
Ratio of expenses to average net assets after waivers and reimbursements (a)	1.80%	1.80%	1.80%
Ratio of expenses to average net assets before waivers and reimbursements (a)	3.07%	3.00%	3.33%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	1.74%	1.84%	2.94%
Ratio of net investment income to average net assets before waivers and reimbursements (a)	0.47%	0.64%	1.41%
Portfolio turnover rate	210%	566%	422%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.07	$0.12	$0.13

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$10.22	$10.19	$10.00	$10.25	$10.22	$10.00	$10.25	$10.22	$10.00

0.09	0.19	0.25	0.13	0.27	0.31	0.14	0.29	0.33
(0.03)	0.32	0.18	(0.04)	0.32	0.19	(0.02)	0.33	0.19

0.06	0.51	0.43	0.09	0.59	0.50	0.12	0.62	0.52

(0.16)	(0.27)	(0.24)	(0.19)	(0.35)	(0.28)	(0.21)	(0.38)	(0.30)
(0.19)	(0.21)	—	(0.19)	(0.21)	—	(0.19)	(0.21)	—

(0.35)	(0.48)	(0.24)	(0.38)	(0.56)	(0.28)	(0.40)	(0.59)	(0.30)

$9.93	$10.22	$10.19	$9.96	$10.25	$10.22	$9.97	$10.25	$10.22

0.49%	5.14%	4.38%	0.87%	5.93%	5.08%	1.10%	6.19%	5.23%

$1,216	$1,538	$1,960	$4,622	$4,514	$4,837	$25,730	$26,589	$28,552
1.80%	1.80%	1.80%	1.05%	1.05%	1.05%	0.80%	0.80%	0.80%
3.07%	3.00%	3.33%	2.32%	2.25%	2.58%	2.07%	2.00%	2.33%
1.74%	1.84%	2.94%	2.49%	2.59%	3.69%	2.74%	2.84%	3.94%
0.47%	0.64%	1.41%	1.22%	1.39%	2.16%	1.47%	1.64%	2.41%
210%	566%	422%	210%	566%	422%	210%	566%	422%

$0.07	$0.12	$0.13	$0.06	$0.12	$0.13	$0.06	$0.12	$0.13

AXA ENTERPRISE MONEY MARKET FUND II

	Class B
	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	— #	— #	— #

Less distributions:
Dividends from net investment income	— #	— #	— #

Net asset value, end of period	$1.00	$1.00	$1.00

Total return (b)†	0.12%	0.24%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$924	$660	$531
Ratio of expenses to average net assets after waivers and reimbursements (a)	1.70%	1.70%	1.50%
Ratio of expenses to average net assets before waivers and reimbursements (a)	3.77%	4.00%	4.57%
Ratio of net investment income (loss) to average net assets after waivers and reimbursements (a)	0.25%	0.25%	0.25%
Ratio of net investment loss to average net assets before waivers and reimbursement (a)	(1.82)%	(2.05)%	(2.82)%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02	$0.03

*	Fund commenced operations on December 31, 2001.
#	Per share amount is less than $0.01.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods of less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.

Class C			Class P			Class Y
November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)	November 1, 2003 to April 30, 2004(c) (Unaudited)	Year Ended October 31, 2003(c)	December 31, 2001* to October 31, 2002(c)
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

— #	— #	— #	— #	0.01	0.01	0.01	0.01	0.01

— #	— #	— #	— #	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

0.12%	0.24%	0.20%	0.49%	1.00%	0.82%	0.61%	1.25%	1.03%

$80	$90	$499	$112	$207	$385	$9,926	$9,927	$9,860
1.70%	1.70%	1.50%	0.95%	0.95%	0.75%	0.70%	0.70%	0.50%
3.77%	4.00%	4.57%	3.02%	3.25%	3.82%	2.77%	3.00%	3.57%
0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.25%	1.25%	1.25%
(1.82)%	(2.05)%	(2.82)%	(1.07)%	(1.30)%	(2.07)%	(0.82)%	(1.05)%	(1.82)%

$0.01	$0.02	$0.03	$0.02	$0.02	$0.03	$0.01	$0.02	$0.03

If you would like more information about the funds, the following documents are available free upon request.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the funds at:

AXA Enterprise Multimanager Funds

C/O Boston Financial Data Services, Inc.

[Insert]

Boston, MA

Telephone: 866-[Insert #]

Internet: www.axapremierfunds.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Multimanager Funds

AXA Enterprise Multimanager Growth Fund	AXA Enterprise Multimanager International Equity Fund
AXA Enterprise Multimanager Core Equity Fund	AXA Enterprise Multimanager Technology Fund
AXA Enterprise Multimanager Value Fund	AXA Enterprise Multimanager Healthcare Fund
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	AXA Enterprise Multimanager Core Bond Fund
AXA Enterprise Multimanager Small/Mid Cap Value Fund	AXA Enterprise Money Market Fund II

(Investment Company Act File No. 811-10507)

©2004 AXA Premier Funds

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

December    , 2004

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Small/Mid Cap Growth Fund

AXA Enterprise Multimanager Small/Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

AXA Enterprise Money Market Fund II

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the AXA Premier Funds Trust (“Trust”) dated March 1, 2004, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-866-231-8585 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

DESCRIPTION OF THE TRUST

AXA Premier Funds Trust (the ‘‘Trust’’) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (‘‘1940 Act’’). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See ‘‘Other Information’’)

The Trust currently consists of 10 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

The Trust currently offers shares on behalf of each of the following funds: AXA Enterprise Multimanager Growth Fund (‘‘Growth Fund’’), AXA Enterprise Multimanager Core Equity Fund (‘‘Core Equity Fund’’), AXA Enterprise Multimanager Value Fund (‘‘Value Fund’’), AXA Enterprise Multimanager Small/Mid Cap Growth Fund (‘‘Small/Mid Cap Growth Fund’’), AXA Enterprise Multimanager Small/Mid Cap Value Fund (‘‘Small/Mid Cap Value Fund’’), AXA Enterprise Multimanager International Equity Fund (‘‘International Equity Fund’’), AXA Enterprise Multimanager Technology Fund (‘‘Technology Fund’’), AXA Enterprise Multimanager Health Care Fund (‘‘Health Care Fund’’), AXA Enterprise Multimanager Core Bond Fund (‘‘Core Bond Fund’’) and AXA Enterprise Money Market Fund II (‘‘Money Market Fund’’) (each, a “fund” and collectively, the ‘‘funds’’).

Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of investments in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class A, B, C and P shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

THE FUNDS

Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Core Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest

2

in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Small/Mid Cap Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Small/Mid Cap Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The fund may also invest up to 35% of its assets in securities of U.S. companies.

Technology Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund may also invest in other securities that the sub-advisers believe

3

provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Fund.    The fund’s objective is to seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The fund may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Money Market Fund.    The fund’s objective is to seek a high level of current income that is consistent with maintaining liquidity and preserving capital. The fund intends to invest only in short-term, high quality dollar-denominated securities maturing in 13 months or less. The fund’s weighted average portfolio maturity will not exceed 90 days. The fund may invest in securities issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities. All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss.

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund, except the Technology Fund and the Health Care Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

4

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

The following interpretation applies to, but is not part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by domestic banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

5

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. This investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Growth Fund, Core Equity Fund, Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Technology Fund, Health Care Fund and Core Bond Fund each have a policy regarding how 80% of its assets will be invested, and none of these funds may change their respective policy without giving sixty (60) days’ written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies further described below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the fund’s own investment restrictions. Funds that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Asset-Backed Securities.    (Core Bond Fund and Money Market Fund) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and

6

other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Fund and Core Bond Fund) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

7

Convertible Securities.    (Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    (Money Market Fund) A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Non-Investment Grade Bonds.    (Technology Fund, Health Care Fund and Core Bond Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional

8

methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All funds except Core Bond Fund and Money Market Fund) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    (Core Bond Fund and Health Care Fund) In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund’s fundamental limitation on borrowings.

9

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All funds except Money Market Fund) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All funds) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

10

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters.    (Core Bond Fund and Money Market Fund) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.     (All funds) A fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All funds) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective

11

proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All funds) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other

12

liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All funds) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All funds) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a

13

U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All funds) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less

14

diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All funds) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

15

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    (All funds) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the

16

relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Health Care Fund) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or

17

when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Health Care Sector Risk.    (Health Care Fund) The value of the Health Care Fund’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Fund) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments

18

may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

19

Illiquid Securities or Non-Publicly Traded Securities.    (All funds) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    (Growth Fund, Small/Mid Cap Growth Fund, Money Market Fund and Health Care Fund) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Exchange Traded Funds (“ETFs”).    These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

20

Passive Foreign Investment Companies.    The funds may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments.    Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of

21

CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive

22

different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Fund) The fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Fund) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    (Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Each fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts

23

(sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the fund, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Options on Securities.    (Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt

24

security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and Health Care Fund) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All funds) A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the

25

obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Fund and Health Care Fund) Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Funds’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    (Value Fund, Small/Mid Cap Growth Fund, Core Bond Fund and Health Care Fund) The funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an

26

equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund) Each fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (International Equity Fund, Core Bond Fund and Health Care Fund) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a

27

fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Growth Fund, Small/Mid Cap Growth Fund and Technology Fund) The value of the Technology Fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities.    (All funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of

28

deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    (Growth Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (Small/Mid Cap Growth Fund and Core Bond Fund) Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

29

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York (45)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present	From July 1999 to present, Senior Vice President of AXA Financial; from 1996 to 1999, Managing Director of MeesPierson.	100	None
Independent Trustees
Gerald C. Crotty c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (53)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	26	None
Barry Hamerling c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	26	None

*	Affiliated with the Funds’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

30

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Cynthia R. Plouché c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (47)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group, a manager of fixed income portfolios for institutional clients.	26	None
Rayman L. Solomon c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (57)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	26	None

*	Affiliated with the Funds’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended October 31, 2003.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee held three meetings during the fiscal year ended October 31, 2003.

The Trust has a Valuation Committee consisting of Steven M. Joenk (Interested Trustee), Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 36 meetings during the fiscal year ended October 31, 2003.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $10,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $500 for each regularly-scheduled and special Board meeting attended (ii) $250 for each fund or Nominating and Compensation Committee meeting attended and (iii) $750 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

31

Trustee Compensation Table

for the Year Ended October 31, 2003*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from Trust Paid to Trustees
Steven M. Joenk**	$0	$0	$0
Gerald C. Crotty	$26,750	$0	$26,750
Barry Hamerling	$26,750	$0	$26,750
Cynthia R. Plouché	$26,750	$0	$26,750
Rayman L. Solomon	$26,750	$0	$26,750

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of October 31, 2003, Mr. Hamerling and Mr. Solomon had accrued $99,527 and $14,813, respectively (including interest) as deferred compensation from the Trust and AXA Premier VIP Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act). Mr. Joenk was not a Trustee prior to September 2004.

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Funds of the Trust as set forth in the following table:

32

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:
Steven M. Joenk	[$0]		[Over $100,000]
Gerald C. Crotty	Core Equity Fund	$10,001-$50,000	$10,001-$50,000
Barry Hamerling	Small/Mid Cap Value Fund Money Market Fund	$51,001-$100,000 $51,001-$100,000	Over $100,000
Cynthia R. Plouché	Core Equity Fund Small/Mid Cap Growth Fund International Equity Fund Health Care Fund Core Bond Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Rayman L. Solomon	Growth Fund Core Equity Fund Value Fund Small/Mid Cap Growth Fund Small/Mid Cap Value Fund International Equity Fund Technology Fund Health Care Fund Core Bond Fund	$1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$10,001-$50,000

*	As of December 31, 2003

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (45)	President and Chief Executive Officer	Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from 1996 to 1999, Managing Director of MeesPierson.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (42)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from October 1999 to February 2001, Assistant Vice President of AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

*	Each officer is elected on an annual basis.

33

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (46)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (36)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003; Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable, from January 1993 to December 1999. Manager of Prudential Investment Fund Management.
Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Chief Compliance Officer	From September 2004 to present; Compliance Officer from September 2002 to September 2004	From May 2002 to present, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable, from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

At                     , 2004, AXA Equitable held investments in each of the funds as follows:

Funds:	Percentage of Ownership:
Growth Fund	[47.0%]
Core Equity Fund	[46.6%]
Value Fund	[49.8%]
Small/Mid Cap Growth Fund	[42.8%]
Small/Mid Cap Value Fund	[39.4%]
International Equity Fund	[56.3%]
Technology Fund	[72.3%]
Health Care Fund	[72.8%]
Core Bond Fund	[60.6%]
Money Market Fund	[92.0%]

34

To the Trust’s knowledge, as of                     , 2004, the following persons were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any fund:

[TO BE INSERTED)

35

Shareholder	Fund	Shares Owned	% of Ownership
AXA Equitable Life Insurance Company Attn: Anthony Bruccoleri New York, NY

Small/Mid Cap Value Fund-Class Y

International Equity Fund-Class C

International Equity Fund-Class Y

Technology Fund-Class P

Technology Fund-Class B

Technology Fund-Class C

Technology Fund-Class Y

Health Care Fund-Class P

Health Care Fund-Class C

Health Care Fund-Class Y

Core Bond Fund-Class Y

Money Market Fund-Class P

Money Market Fund-Class B

Money Market Fund-Class C

Money Market Fund-Class Y

		585,250.000 5,250.000 585,250.000 5,250.000 5,250.000 5,250.000 585,250.000 5,250.000 5,250.000 585,250.000 2,485,250.000 52,500.000 52,500.000 52,500.000 9,852,500.000	[81.44%] [16.60%] [92.90%] [9.27%] [5.21%] [70.34%] [89.21%] [5.75%] [37.26%] [96.93%] [96.07%] [25.19%] [5.96%] [65.12%] [99.24%]

As of                 , 2004, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any fund of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement (the “Management Agreement”). At a meeting held on July 22, 2004, the Board of Trustees re-approved the Management Agreement. In re-approving the Management Agreement, the Board of Trustees considered the following factors: the nature, quality and extent of the services provided by the Manager, each fund’s performance record as compared to a peer group of funds and an appropriate index, the Manager’s personnel and operations, the Manager’s financial condition, the level and method of computing each fund’s management fee, comparative fee and expense information for each of the funds versus similar mutual funds, the profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the funds, the effect of each fund’s growth and size on the fund’s performance and expenses, and any possible conflicts of interest. The Trustees also considered the nature, quality and extent of services provided by affiliates of the Manager, including

36

distribution services. Based on its consideration and review of the foregoing information, the Board of Trustees determined that each fund is likely to benefit from the nature and quality of the services expected to be provided by the Manager and its affiliates, as well as their ability to render such services based on their experience, operations and resources. The Board of Trustees also determined that each fund’s historical performance record compared reasonably to its peer group and benchmark. The Board of Trustees further determined that the fee and expense information for each fund compared reasonably to similar mutual funds; that the level and method of computing each fund’s management fee, as well as the profitability of the Trust to the Manager, was reasonable in light of the extent and quality of the services expected to be provided by the Manager and its affiliates; and that the Management Agreement with the Manager was in the best interests of each fund and its shareholders.

The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. The continuance of the Management Agreement with respect to each fund must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating fund assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager is responsible for paying the consulting fees.

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2005 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

Fund	Management Fee
Growth Fund	1.00% of average daily net assets
Core Equity Fund	1.00% of average daily net assets
Value Fund	1.00% of average daily net assets
Small/Mid Cap Growth Fund	1.20% of average daily net assets
Small/Mid Cap Value Fund	1.20% of average daily net assets
International Equity Fund	1.15% of average daily net assets
Technology Fund	1.30% of average daily net assets
Health Care Fund	1.30% of average daily net assets
Core Bond Fund	0.70% of average daily net assets
Money Market Fund	0.50% of average daily net assets

37

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B, Class C and Class P shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each fund to the Manager during the period ended October 31, 2002 and for the year ended October 31, 2003. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each fund assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Manager did not receive any reimbursement for the 10 funds comprising the Trust.

PERIOD ENDED OCTOBER 31, 2002*

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Growth Fund	$67,997	$0	$357,526
Core Equity Fund	$75,810	$0	$350,625
Value Fund	$77,324	$0	$366,242
Small/Mid Cap Growth Fund	$83,404	$0	$383,700
Small/Mid Cap Value Fund	$107,907	$0	$374,005
International Equity Fund	$79,823	$0	$399,089
Technology Fund	$59,723	$0	$341,367
Health Care Fund	$73,843	$0	$334,069
Core Bond Fund	$219,606	$0	$479,648
Money Market Fund	$43,404	$0	$266,296

*	The funds commenced operations on December 31, 2001.

38

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Growth Fund	$91,245	$0	$413,174
Core Equity Fund	$103,622	$0	$426,354
Value Fund	$100,990	$0	$439,998
Small/Mid Cap Growth Fund	$111,798	$0	$434,640
Small/Mid Cap Value Fund	$141,546	$0	$440,803
International Equity Fund	$102,299	$0	$455,134
Technology Fund	$71,636	$0	$403,215
Health Care Fund	$90,918	$0	$381,414
Core Bond Fund	$321,271	$0	$553,203
Money Market Fund	$55,721	$0	$255,915

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of Growth Fund, Core Equity Fund, Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund, Health Care Fund, Core Bond Fund and Money Market Fund. The Subadvisory Agreements obligate Alliance Capital Management L.P.; RCM Capital Management LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a “Sub-adviser,” and together the “Sub-advisers”) to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser’s ability to perform under its Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the fund, the Sub-adviser’s management style, the Sub-adviser’s performance record, the qualifications and experience of the persons responsible for the day-to-day management of the fund, the Sub-adviser’s current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-Adviser’s compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Franklin Advisers, Inc. and Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Fund and Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Fund and Technology Fund, and Marsico Capital Management, LLC on behalf of International Equity Fund (“New Sub-Advisers”) the Board also considered: the extent to which each New Sub-adviser’s investment style compares to, or correlates with, those of other Sub-advisers for the fund and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser. Based on its consideration and review of the foregoing information, the Board determined that each fund is likely to benefit from the nature and quality of the services expected to be provided by each Sub-adviser, as well as their ability to render such services based on their management style, experience, operations and resources. The Board also determined that each Sub-adviser’s performance record compared reasonably to its peer group and benchmark. With respect to the New Sub-advisers, the Board further determined that each New Sub-adviser’s investment style compares well with those of the other

39

Sub-advisers for the fund and that the costs associated with the transition of assets from the prior Sub-adviser to the New Sub-adviser were reasonable. Based on the above, the Board determined that the Subadvisory Agreement with each Sub-adviser with respect to its respective fund was in the best interests of the fund and its shareholders.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Manager paid the following fees to each Sub-adviser with respect to the funds listed below pursuant to the Subadvisory Agreements:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Sub Advisory Fee Paid
Growth Fund	$26,582
Core Equity Fund	$29,604
Value Fund	$30,942
Small/Mid Cap Growth Fund	$36,777
Small/Mid Cap Value Fund	$49,458
International Equity Fund	$33,849
Technology Fund	$29,915
Health Care Fund	$36,860
Core Bond Fund	$78,436
Money Market Fund	$9,425

*	The funds commenced operations on December 31, 2001.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Sub Advisory Fee Paid
Growth Fund	$36,336
Core Equity Fund	$40,697
Value Fund	$40,036
Small/Mid Cap Growth Fund	$51,407
Small/Mid Cap Value Fund	$63,895
International Equity Fund	$43,541
Technology Fund	$36,224
Healthcare Fund	$45,518
Core Bond Fund	$112,920
Money Market Fund II	$12,100

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with

40

an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to Growth Fund, Value Fund, Small/Mid Cap Growth Fund and Money Market Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management (“Bernstein”) unit, serves as a Sub-adviser to Core Equity Fund and International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority-owned by AXA Equitable. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to Growth Fund, Technology Fund and Healthcare Fund. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, RCM had approximately $33 billion in assets under management. The principal office of RCM is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to Growth Fund and Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $90 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $151.5 billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to Core Equity Fund. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $8.3 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to Value Fund. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $12.4 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management (“MFS”) serves as a Sub-adviser to Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $140.3 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

41

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-Adviser to Small/Mid Cap Growth Fund. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $6.2 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to Small/Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, Franklin, together with its affiliates, had approximately $336.7 billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to Small/Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S.A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $38.8 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $27.7 billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $30.2 billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management. AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $149 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to Health Care Fund, Small/Mid Cap Value Fund and Technology Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had approximately $309.4 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

42

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Funds, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of a fund for which separate administrative services are provided (e.g. portions of a fund allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable relies on J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Trust, on behalf of each fund, paid the following fees for administrative services:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Administration Fee
Growth Fund	$132,286
Core Equity Fund	$133,528
Value Fund	$133,866
Small/Mid Cap Growth Fund	$132,532
Small/Mid Cap Value Fund	$135,837
International Equity Fund	$132,541
Technology Fund	$128,711
Health Care Fund	$130,536
Core Bond Fund	$158,314
Money Market Fund	$51,175

43

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Administration Fee
Growth Fund	$154,038
Core Equity Fund	$155,925
Value Fund	$155,581
Small/Mid Cap Growth Fund	$154,352
Small/Mid Cap Value Fund	$158,067
International Equity Fund	$153,721
Technology Fund	$148,642
Health Care Fund	$150,868
Core Bond Fund	$174,154
Money Market Fund	$51,824

The Co-distributors

The Trust has distribution agreements with Enterprise Fund Distributors, Inc., (“EFD”), AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together as the “Co-distributors”) in which EFD, AXA Advisors and AXA Distributors serve as the Co- distributors for each class of the Trust’s shares. Each Co-Distributor is an indirect wholly-owned subsidiary of AXA Financial and the address for each is 1290 Avenue of the Americas, New York, New York 10104, except for EFD whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E. Suite 450, Atlanta, GA.

The Trust’s distribution agreements with respect to Class A, Class B, Class C, Class P and Class Y shares (“Distribution Agreements”) were approved by its Board of Trustees at Board meetings held on September 15, 2004 for AXA Advisors and AXA Distributors and September 29, 2004 for EFD. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B, Class C and Class P shares of the Trust (“Plans”). The Trust’s Class A, Class B, Class C and Class P shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, the Trust’s Class A shares, Class B shares and Class C shares pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares and the funds pay no distribution fees with respect to those shares. Under an arrangement approved by the Trust’s Board of Trustees, the Class A, Class B and Class C shares of the Money Market Fund will not pay any distribution and/or service fees at least through February 28, 2006.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Co-distributors from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result

44

in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a [quarterly] basis. The Co-distributors retain fees on shares sold for the first year for Class B shares and Class C shares. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors’ expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Co-distributors have made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% of average daily net assets annually for Class A shares, up to 1.00% of average daily net assets annually for Class B and Class C shares and up to 0.25% of average daily net assets annually for Class P shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

45

The table below shows the amounts paid by each fund pursuant to each Plan for the fiscal year ended October 31, 2003. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the funds. Information regarding the Trust’s current Class A shares is not shown because they were not offered prior to December     , 2004.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Growth Fund
Class B and Class C	$22,774	$518	$23,292
Class P	$4,169	$206	$4,375
Core Equity Fund
Class B and Class C	$26,331	$581	$26,912
Class P	$3,880	$231	$4,111
Value Fund
Class B and Class C	$27,443	$602	$28,045
Class P	$3,897	$240	$4,137
Small/Mid Cap Growth Fund
Class B and Class C	$28,082	$620	$28,702
Class P	$4,172	$247	$4,419
Small/Mid Cap Value Fund
Class B and Class C	$32,768	$753	$33,521
Class P	$6,383	$300	$6,683
International Equity Fund
Class B and Class C	$22,386	$492	$22,878
Class P	$3,193	$196	$3,389
Technology Fund
Class B and Class C	$8,074	$168	$8,242
Class P	$653	$67	$720
Health Care Fund
Class B and Class C	$11,441	$250	$11,691
Class P	$1,564	$100	$1,664
Core Bond Fund
Class B and Class C	$116,010	$2,456	$118,466
Class P	$11,770	$979	$12,749
Money Market Fund
Class B and Class C	$9,643	$196	$9,839
Class P	$558	$78	$636

*	Prior to December , 2004, the Trust’s Class P shares were named Class A shares.

46

The tables below show the amounts of sales charges earned by the Co-distributors in connection with the sale of shares and the amounts retained by them, net of payments to selling dealers, for the fiscal year ended October 31, 2003. Information regarding the Trust’s current Class A shares is not shown because they were not offered prior to December     , 2004. In addition, information regarding EFD is not shown below because it was not a Distributor for the Trust’s shares prior to that date.

Class B (CDSC)*

Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Growth Fund	$6,219	$6,219	$57	$0
Core Equity Fund	$11,759	$11,759	$1	$0
Value Fund	$6,392	$6,392	$184	$0
Small/Mid Cap Growth Fund	$10,700	$10,700	$49	$0
Small/Mid Cap Value Fund	$11,943	$11,943	$530	$0
International Equity Fund	$8,120	$8,120	$0	$0
Technology Fund	$2,433	$2,433	$217	$0
Health Care Fund	$4,502	$4,502	$133	$0
Core Bond Fund	$46,828	$46,828	$1,786	$0
Money Market Fund	$14,986	$14,986	$0	$0

*	Contingent deferred sales charge

Class C (Front-End Sales Charge)

Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Growth Fund	$535	$88	$0	$0
Core Equity Fund	$1,314	$215	$0	$0
Value Fund	$343	$56	$0	$0
Small/Mid Cap Growth Fund	$472	$77	$0	$0
Small/Mid Cap Value Fund	$398	$65	$0	$0
International Equity Fund	$417	$68	$0	$0
Technology Fund	$270	$44	$0	$0
Health Care Fund	$636	$104	$0	$0
Core Bond Fund	$2,504	$410	$107	$0
Money Market Fund	$0	$0	$0	$0

Class C (CDSC)*

Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Growth Fund	$168	$168	$118	$0
Core Equity Fund	$681	$681	$222	$0
Value Fund	$291	$291	$57	$0
Small/Mid Cap Growth Fund	$2,139	$2,139	$210	$0
Small/Mid Cap Value Fund	$2,347	$2,347	$4	$0
International Equity Fund	$43	$43	$34	$0
Technology Fund	$249	$249	$0	$0
Health Care Fund	$575	$575	$175	$0
Core Bond Fund	$4,017	$4,017	$99	$0
Money Market Fund	$3,959	$3,959	$0	$0

*	Contingent deferred sales charge

47

Class P (Front-End Sales Charge)

Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Growth Fund	$19,598	$10,405	$2,642	$0
Core Equity Fund	$15,804	$8,390	$221	$0
Value Fund	$22,094	$11,730	$2,520	$0
Small/Mid Cap Growth Fund	$25,721	$13,655	$2,021	$0
Small/Mid Cap Value Fund	$33,005	$17,522	$2,070	$0
International Equity Fund	$15,887	$8,434	$1,311	$0
Technology Fund	$2,897	$1,538	$318	$0
Health Care Fund	$5,086	$2,700	$1,294	$0
Core Bond Fund	$32,431	$17,218	$24	$0
Money Market Fund	$0	$0	$0	$0

*	Prior to December , 2004, the Trust’s Class P shares were named Class A shares.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

48

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds. For the fiscal period ended October 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable fund’s brokerage business to brokers that provided such research services.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the funds paid the amounts indicated in brokerage commissions:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Brokerage Commissions Paid
Growth Fund	$16,335
Core Equity Fund	$23,389
Value Fund	$43,536
Small/Mid Cap Growth Fund	$88,984
Small/Mid Cap Value Fund	$71,264
International Equity Fund	$21,935
Technology Fund	$37,565
Health Care Fund	$25,035
Core Bond Fund	$4,680
Money Market Fund	$0

*	The funds commenced operations on December 31, 2001.

49

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Brokerage Commissions Paid
Growth Fund	$9,931
Core Equity Fund	$19,407
Value Fund	$42,396
Small/Mid Cap Growth Fund	$90,974
Small/Mid Cap Value Fund	$37,044
International Equity Fund	$30,302
Technology Fund	$33,184
Health Care Fund	$21,709
Core Bond Fund	$6,542
Money Market Fund	$0

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the following funds paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-Advisers to each fund.

PERIOD ENDED OCTOBER 31, 2002*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Bernstein		$22	0.13%	0.07%
Core Equity Fund	Bernstein		$2,107	9.01%	1.52%
Value Fund	Bernstein		$672	1.75%	0.79%
Small/Mid Cap Growth Fund	Bernstein		$15	0.02%	0.01%
Small/Mid Cap Value Fund	Bernstein Cowen	$ $	482 45	0.68% 0.06%	0.23% 0.04%
International Equity Fund	Bernstein		$528	2.41%	0.27%
Technology Fund	Bernstein Kleinwort Benson	$ $	63 1	0.17% 0.00%	0.03% 0.00%
Health Care Fund	Bernstein		$40	0.16%	0.05%

*	The funds commenced operations on December 31, 2001.

50

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Growth Fund	Bernstein	$66	0.66%	0.07%
Core Equity Fund	Bernstein	$3,029	15.61%	1.52%
Value Fund	Bernstein	$853	2.01%	0.79%
Small/Mid Cap Growth Fund	Bernstein	$23	0.03%	0.01%
Small/Mid Cap Value Fund	Bernstein	$85	0.23%	0.23%
International Equity Fund	Bernstein	$7	0.02%	0.27%
Technology Fund	Bernstein	$200	0.60%	0.03%

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix B to this SAI.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund has five separate classes of shares: Class A, B, C, P and Y shares. Class P shares are no longer available for investment. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares (other than Class A shares of the Money Market Fund) are subject to an initial sales charge and an ongoing distribution fee and service fee, (iii) Class B and Class C shares (other than Class B and Class C shares of the Money Market Fund) are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) Class P shares are subject to an initial sales charge and an ongoing service fee, (v) only Class B shares have a conversion feature; (vi) the Class A, B, C and P shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vii) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (viii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s Transfer Agent, Boston Financial Data Services, Inc. (the “Transfer Agent”). At the election of the investor, the sales charge may be imposed at the time of purchase (Class A and Class P shares) or may be deferred (Class B and Class C shares and Class A and Class P shares in excess of $1,000,000). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Initial Sales Charge Waivers and Reductions

No sales charge applies to purchases of Class A shares by any of the following: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

51

(b) representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the funds’ distributor; (c) financial institutions and financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; or (d) clients of fee based/fee-only financial advisors.

[In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with a Distributor which allows members to purchase Class A shares at a sales load equal to 75% of the applicable sales charge, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.]

An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Trust may terminate, or amend the terms of, offering shares of a fund at net asset value or at a reduced sales charge at any time.

Exemptions from Classes A, B, C and P CDSC

No CDSC will be imposed when a shareholder redeems Class A, B, C or P shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any fund, other than the Classes A, B and C of Money Market Fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years, Class C shares held for more than one year, and Class P shares purchased in the amount of $1 million or more if held for more than one year.

In determining whether the Class A, B, C or P CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales of $1,000,000 or more. In addition, the Distributors will pay to the selling dealer a commission described in the Prospectus.

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a fund to a Distributor pursuant to the Trust’s Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

CDSC Waivers and Reductions

The CDSC will be waived in the event of: (a) distributions to participants or beneficiaries and redemptions (other than redemption of the entire plan) by certain plans, including participant-directed retirement plans qualified under IRC Section 401(a) or from custodial accounts under IRC Section 403(b)(7), individual retirement accounts under IRC Section 408(a), participant-directed non-qualified

52

deferred compensation plans under IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) withdrawals under a systematic withdrawal plan where the annual withdrawal does not exceed 10% of the net asset value of the account (only for Class B shares); (e) liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum; and (f) required minimum distributions from an IRA. The CDSC will also be waived for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B, C [or P] shares if within 180 days after such redemption, the proceeds are invested in the same class of shares in the same and/or another fund.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributors, except for the normal cost of issuing shares, which is paid by the Trust.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same class of fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined

53

above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of shares of a fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “Shareholder Account Information-Class A Shares-Initial Sales Charge Option” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Checkwriting.    A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Manager. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

Systematic Withdrawal Plan.    Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Trust offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

54

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributors to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders to mitigate the costs caused to the funds by early redemptions that may disrupt effective management of the funds. A short-term trading fee of $20 or less will not be assessed on a redemption or exchange; however, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if in the aggregate the fees total more than $20. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved fee-based program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The funds will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as “market timing”) may use a variety of strategies to avoid detection and, despite the efforts of the funds to prevent excessive or short-term trading, there is no guarantee that the funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers’ trading activity in shares of the funds on an individual basis. Consequently, the funds may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. The funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a redemption fee on such investor. In addition, the fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

55

While the funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the funds may adversely affect fund performance and the interests of long-term investors. When market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, if a fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets can allow a shareholder engaging in a market timing strategy to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

If a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange or redemption order that could involve actual or potential harm. In addition, the funds may restrict an exchange from any fund until shares have been held in that fund for at least seven days. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange will be processed only if the shares of the fund to be acquired are eligible for sale in your state and the exchange privilege may be legally offered in your state.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other fund. Class A shares of any fund cannot be exchanged for Class B, C, P or Y shares of any other fund.

Exchange of Class B Shares. Class B shares of all funds are exchangeable for Class B shares of any other fund. Class B shares of any fund cannot be exchanged for Class A, C, P or Y shares of any other fund.

Exchange of Class C Shares. Class C shares of all funds are exchangeable for Class C shares of any other Fund. Class C shares of any fund cannot be exchanged for Class A, B, P or Y shares of any other fund.

[Exchange of Class P Shares. Class P shares of all funds are exchangeable for Class P shares of any other fund. Class P shares of any fund cannot be exchanged for Class A, B, C or Y shares of any other fund.]

Exchange of Class Y Shares. Class Y shares of all funds are exchangeable for Class Y shares of any other fund. Class Y shares of any fund cannot be exchanged for Class A, B, C or P shares of any other fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other funds are not considered fund exchanges but purchases for sales charge calculation purposes.

56

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described above under “Exchange Privilege,” a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

57

The value of each fund will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

58

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a fund invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a fund’s net asset value fairly reflects securities values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. As a regulated investment company under the Code (“RIC”), each fund that satisfies the Distribution Requirement described below will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A [and Class P] Shareholders.    A special tax rule applies when a shareholder sells or exchanges Class A [or P] shares within 90 days of purchase and subsequently acquires Class A [or P] shares of the same or another AXA Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the

59

original Class A [or P] shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Equitable mutual fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to qualify each taxable year for treatment as, a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from a fund may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain

60

countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

61

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or

62

loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the

63

funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Accountants

PricewaterhouseCoopers, LLP (“PwC”), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

64

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Wilmer, Cutler & Pickering, 399 Park Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended October 31, 2003, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document. The unaudited financial statements for the six-month period ended April 30, 2004, including the financial highlights, appearing in the Trust’s Semi-Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document.

65

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant.[1]

(b)	Copy of the By-laws of Registrant. [1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and The Equitable Life Assurance Society of the United States (“Equitable”) dated as of November 30, 2001.[3]

(d)(2)	Investment Advisory Agreement between Equitable and Alliance Capital Management L.P. (“Alliance Capital”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier International Equity Fund, AXA Premier Technology Fund and AXA Premier Money Market Fund. [2]

(d)(2)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Alliance Capital dated as of July 31, 2003 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier International Equity Fund, AXA Premier Technology Fund and AXA Premier Money Market Fund.[4]

(d)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Alliance Capital with respect to AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier International Equity Fund and AXA Premier Money Market Fund.[4]

(d)(3)	Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors LLC (“Dresdner”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. [1]

(d)(3)(i)	Investment Advisory Agreement between Equitable and Dresdner dated as of November 30, 2001 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. [2]

(d)(3)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Dresdner dated as of July 31, 2003 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. [4]

(d)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Dresdner with respect to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. [4]

(d)(4)	Investment Advisory Agreement between Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Growth Fund and AXA Premier Small/Mid Cap Value Fund. [1]

1

(d)(4)(i)	Amended and Restated Investment Advisory Agreement between Equitable and TCW dated as of August 18, 2003 with respect to AXA Premier Large Cap Growth Fund and AXA Premier Small/Mid Cap Value Fund. [4]

(d)(5)	Investment Advisory Agreement between Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to AXA Premier Large Cap Core Equity Fund. [2]

(d)(5)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Janus dated as of July 31, 2003 with respect to AXA Premier Large Cap Core Equity Fund. [4]

(d)(6)	Investment Advisory Agreement between Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Core Equity Fund. [1]

(d)(6)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Premier Large Cap Core Equity Fund. [4]

(d)(7)	Investment Advisory Agreement between Equitable and Institutional Capital Corporation (“ICAP”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Value Fund. [1]

(d)(7)(i)	Amended and Restated Investment Advisory Agreement between Equitable and ICAP dated as of July 31, 2003 with respect to AXA Premier Large Cap Value Fund. [4]

(d)(8)	Investment Advisory Agreement between Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to AXA Premier Large Cap Value Fund and AXA Premier Small/Mid Cap Growth Fund. [1]

(d)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory Agreement between Equitable and MFS with respect to AXA Premier Large Cap Value Fund. [2]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and MFS dated as of July 31, 2003 with respect to AXA Premier Large Cap Value Fund. [4]

(d)(9)	Investment Advisory Agreement between Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to AXA Premier Small/Mid Cap Growth Fund. [1]

(d)(10)	Investment Advisory Agreement between Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to AXA Premier Small/Mid Cap Value Fund. [1]

(d)(10)(i)	Amended and Restated Investment Advisory Agreement between Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Premier Small/Mid Cap Value Fund. [4]

(d)(11)	Investment Advisory Agreement between Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to AXA Premier Small/Mid Cap Value Fund. [1]

(d)(12)	Investment Advisory Agreement between Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to AXA Premier International Equity Fund. [1]

(d)(12)(i)	Amended and Restated Investment Advisory Agreement between Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to AXA Premier International Equity Fund. [4]

2

(d)(13)	Investment Advisory Agreement between Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to AXA Premier International Equity Fund. [1]

(d)(14)	Investment Advisory Agreement between Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to AXA Premier Technology Fund. [1]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Premier Technology Fund. [4]

(d)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Firsthand with respect to AXA Premier Technology Fund. [4]

(d)(15)	Investment Advisory Agreement between Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to AXA Premier Health Care Fund. [1]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between Equitable and AIM dated as of July 31, 2003 with respect to AXA Premier Health Care Fund. [4]

(d)(16)	Investment Advisory Agreement between Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to AXA Premier Health Care Fund. [1]

(d)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory Agreement between Equitable and Wellington with respect to AXA Premier Small/Mid Cap Value Fund and AXA Premier Health Care Fund. [2]

(d)(16)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Wellington dated as of August 18, 2003 with respect to AXA Premier Small/Mid Cap Value Fund and AXA Premier Health Care Fund. [4]

(d)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Wellington with respect to AXA Premier Health Care Fund and AXA Premier Technology Fund.[4]

(d)(17)	Investment Advisory Agreement between Equitable and BlackRock Advisors, Inc. (“BAI”) dated as of November 30, 2001 with respect to AXA Premier Core Bond Fund.[1]

(d)(17)(i)	Amended and Restated Investment Advisory Agreement between Equitable and BAI dated as of August 18, 2003 with respect to AXA Premier Core Bond Fund. [4]

(d)(18)	Investment Advisory Agreement between Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to AXA Premier Core Bond Fund.[1]

(d)(18)(i)	Amended and Restated Investment Advisory Agreement between Equitable and PIMCO dated as of July 31, 2003 with respect to AXA Premier Core Bond Fund. [4]

(d)(19)	Investment Advisory Agreement between Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to AXA Premier Small/Mid Cap Growth Fund. [2]

3

(d)(19)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Provident dated as of July 31, 2003 with respect to AXA Premier Small/Mid Cap Growth Fund. [4]

(d)(20)	Investment Advisory Agreement between Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to AXA Premier Small/Mid Cap Growth Fund. [4]

(d)(21)	Investment Advisory Agreement between Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to AXA Premier International Equity Fund. [4]

(e)	Underwriting Contracts

(e)(1)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001. [1]

(e)(1)(i)	Form of Amended and Restated Distribution Agreement between Registrant and AXA Advisors-(filed herewith).

(e)(2)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001. [1]

(e)(3)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001. [1]

(e)(3)(i)	Form of Amended and Restated Distribution Agreement between Registrant and AXA Distributors-(filed herewith).

(e)(4)	Form of Distribution Agreement between Registrant and Enterprise Fund Distributors, Inc. (“EFD”) – (filed herewith).

(f)	Form of Deferred Compensation Plan. [1]

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank dated as of December 31, 2001. [2]

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and Equitable dated as of November 30, 2001. [1]

(h)(3)	Transfer Agency Services Agreement between Registrant and PFPC, Inc. (“PFPC”) dated as of December 20, 2001. [1]

(h)(3)(i)	Amendment to Transfer Agency Services Agreement between Registrant and PFPC dated as of July 24, 2002. [2]

(h)(3)(ii)	Amendment to Transfer Agency Services Agreement between Registrant and PFPC dated as of December 10, 2002. [2]

(h)(4)	Expense Limitation Agreement between Registrant and Equitable dated as of November 30, 2001. [1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and Equitable, effective as of June 1, 2002. [2]

(i)	Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered – (to be filed by amendment).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered. [1]

4

(j)	Other Consents

(j)(1)	Consent of Independent Accountants – (to be filed by amendment).

(j)(2)	Powers of Attorney. [1]

(j)(2)(i)	Revised Powers of Attorney. [2]

(k)	Omitted Financial Statements - (not applicable).

(l)	Initial Capital Agreement dated November 12, 2001. [1]

(m)	Rule 12b-1 Plans

(m)(1)	Form of Distribution Plan pursuant to Rule 12b-1 with respect to Class B and Class C shares of the Registrant – (filed herewith).

(m)(2)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B and C shares of the Registrant. [1]

(m)(3)(i)	Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares (formerly, Class A shares) of the Registrant [1]

(m)(3)(ii)	Form of Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares of the Registrant – (filed herewith).

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. [1]

(n)(1)	Form of Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 – (filed herewith).

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, Equitable, AXA Advisors and AXA Distributors.[1]

(p)(1)(i)	Code of Ethics of the Registrant, Equitable, AXA Advisors and AXA Distributors, as revised December 10, 2003. [4]

(p)(2)	Code of Ethics of Alliance Capital, dated January 2001. [1]

(p)(2)(i)	Revised Code of Ethics of Alliance Capital, effective April 2002. [2]

(p)(2)(ii)	Revised Code of Ethics of Alliance Capital, effective June 2003. [4]

(p)(3)	Code of Ethics of Dresdner, revised May 2001. [1]

(p)(4)	Code of Ethics of TCW, dated March 2000. [1]

(p)(5)	Code of Ethics of Janus, as revised June 1, 2001. [1]

(p)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002. [2]

(p)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003. [4]

(p)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003. [4]

(p)(6)	Code of Ethics of Thornburg, as revised May 2001. [1]

(p)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000. [1]

5

(p)(8)	Code of Ethics of MFS, effective as of September 1, 2000. [1]

(p)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001. [1]

(p)(10)	Code of Ethics of AXA Rosenberg. [1]

(p)(11)	Code of Ethics of BCAM. [1]

(p)(12)	Code of Ethics of BIAM (U.S.). [1]

(p)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000. [1]

(p)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated. [2]

(p)(14)	Code of Ethics of Firsthand, dated May 12, 2001. [1]

(p)(15)	Code of Ethics of AIM, as amended February 24, 2001. [1]

(p)(15)(i)	Code of Ethics of AIM, as amended September 27, 2002. [2]

(p)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003. [4]

(p)(16)	Code of Ethics of Wellington, revised March 1, 2000. [1]

(p)(17)	Code of Ethics of BAI, effective March 1, 2000. [1]

(p)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000. [1]

(p)(19)	Code of Ethics of Provident, effective February 15, 2002. [2]

(p)(19)(i)	Code of Ethics of Provident, effective April 1, 2003. [4]

(p)(20)	Code of Ethics of Franklin, revised December 3, 2003. [4]

(p)(21)	Code of Ethics of Marsico, effective February 13, 2003. [4]

Item 24. Persons controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on December 19, 2002 (File No. 333-70752).

Item 26. Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The description of AXA Equitable under the caption of “Management of the Trust” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 5, 2001 (File No. 333-70752).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on December 19, 2002 (File No. 333-70752).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on February 20, 2003 (File No. 333-70752).
[4]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 22, 2003 (File No. 333-70752),

6

and officers of Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

Alliance Capital serves as a sub-adviser to AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund and AXA Money Market Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit, serves as a sub-adviser to AXA Premier Large Cap Core Equity Fund and AXA Premier International Equity Fund. The description of Alliance Capital under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

Dresdner serves as a sub-adviser to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. The description of Dresdner under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Dresdner set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

TCW serves as a sub-adviser to AXA Premier Large Cap Growth Fund and AXA Premier Small/Mid Cap Value Fund. The description of TCW under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

Janus serves as a sub-adviser to AXA Premier Large Cap Core Equity Fund. The description of Janus under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to AXA Premier Large Cap Core Equity Fund. The description of Thornburg under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to AXA Premier Large Cap Value Fund. The description of ICAP under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to AXA Premier Large Cap Value Fund. The description of MFS under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

7

Provident serves as a sub-adviser to AXA Premier Small/Cap Growth Fund. The description of Provident under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

Franklin serves as a sub-adviser to AXA Premier Small/Mid Cap Growth Fund. The description of Franklin under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to AXA Premier Small/Mid Cap Value Fund. The description of AXA Rosenberg under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

BIAM (U.S.) serves as a sub-adviser to AXA Premier International Equity Fund. The description of BIAM (U.S.) under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BIAM (U.S.) set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29606) is incorporated herein by reference.

Marsico serves as a sub-adviser to AXA Premier International Equity Fund. The description of Marsico under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to AXA Premier Technology Fund. The description of Firsthand under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

AIM serves as a sub-adviser to AXA Premier Health Care Fund. The description of AIM under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to AXA Premier Health Care Fund, AXA Premier Small/Mid Cap Value Fund and AXA Premier Technology Fund. The description of Wellington under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

8

BAI serves as a sub-adviser to AXA Premier Core Bond Fund. The description of BAI under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to AXA Premier Core Bond Fund. The description of PIMCO under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27. Principal Underwriter

(a) AXA Advisors, AXA Distributors and EFD are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: AXA Premier VIP Trust; EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of AXA Equitable; and Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust, EQ Advisors Trust and Separate Account No. 49 of AXA Equitable. EFD also serves as a principal underwriter for The Enterprise Group of Funds, Inc.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors, AXA Distributors and EFD, the principal underwriters. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of each person whose name is preceded by an asterisk is 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

9

AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Harvey E. Blitz	Director
Jerald E. Hampton	Director
Robert S. Jones	Director

OFFICERS
Robert S. Jones	Chairman of the Board
Ned Dane	President
Jill Cooley	Chief Operating Officer
Edward J. Hayes	Executive Vice President
Kevin Byrne	Senior Vice President and Treasurer
Stephen T. Burnthall	Senior Vice President
Janell Chan	Senior Vice President
Mark D. Godofsky	Senior Vice President and Controller
Paul Gallagher	Senior Vice President
James Goodwin	Senior Vice President
Jeffrey Green	Senior Vice President
David Cerza	First Vice President
Donna M. Dazzo	First Vice President
Amy Franceschini	First Vice President
Peter Mastrantuono	First Vice President

10

AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
David Mahler	Vice President and Compliance Officer
Linda J. Galasso	Vice President and Secretary
Beth Andreozzi	Vice President
Janet Friedman	Vice President
Raymond T. Barry	Vice President
Michael Brzozowski	Vice President
Claire A. Comerford	Vice President
Gary Gordon	Vice President
Michael V. Higgins	Vice President
Gisela Jackson Frank Massa	Vice President Vice President
Carolann Matthews	Vice President
José Montengro	Vice President
Roger Pacheco	Vice President
Edna Russo	Vice President
Michael Ryniker	Vice President
Frank Acierno	Assistant Vice President
Harvey E. Blitz	Assistant Vice President
Ruth Shorter	Assistant Vice President
Richard Morin	Assistant Vice President
Francesca Divone	Assistant Secretary

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Jerald E. Hampton	Director
Deanna Mulligan	Director
James Mullery	Director
Laura Pantaleo	Director

OFFICERS
Jerald E. Hampton	Chairman of the Board, President and Chief Executive Officer
Hunter Allen	Executive Vice President and National Sales Director
Michael Brandreit	Executive Vice President and National Sales Manager, Financial Institutions

11

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Michael McDaniel	Executive Vice President and National Sales Manager, Broker Dealer
James Mullery	Executive Vice President and Chief
Sales Director
Laura Pantaleo	Executive Vice President, Head of
Bryan Tutor	Strategic Business Development Executive Vice President and Chief Administrative Officer
Kristin Brown	Senior Vice President
Megan Condron	Senior Vice President and National Accounts Director, Broker Dealer
Jeff Herman	Senior Vice President
Nelida Garcia	Senior Vice President
Harry Johnson	Senior Vice President
Anthea Parkinson	Senior Vice President and National Accounts Director, Broker Dealer
Daniel Roebuck	Senior Vice President
Norman J. Abrams	Vice President and General Counsel
Kurt Auleta	Vice President and Annuity Sales Desk Manager
Raymond T. Barry	Vice President
Jeffrey Coomes	Vice President
Nahula Ethirveerasingan	Vice President
Daniel Faller	Vice President
Carol Fracasso	Vice President and Life Sales Desk Manager
Linda J. Galasso	Vice President and Secretary
David Halstead	Vice President
Page Long	Vice President
Dimas Nunez	Vice President
Patrick O’Shea	Vice President and Chief Financial Officer
Ronald R. Quist	Vice President and Treasurer

12

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Alice Stout	Vice President
Mary Toumpas	Vice President and Compliance Officer
Steve Carapella	Assistant Vice President
Rhonda Clayton	Assistant Vice President
Sandra Ferantello	Assistant Vice President
Elizabeth Hafez	Assistant Vice President
Evan Hirsch	Assistant Vice President
Kelly Riddell	Assistant Vice President
Jon Zales	Assistant Vice President
Francesca Divone	Assistant Secretary

Enterprise Fund Distributors, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH ENTERPRISE FUND DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS Jerald E. Hampton Steven M. Joenk * James F. Mullery * John A. Schilt, Jr.	Director Director Director Director

OFFICERS Steven M. Joenk * James F. Mullery * John A. Schilt, Jr. * Phillip G. Goff Kenneth T. Kozlowski * Catherine R. McClellan Patricia Louie	Co-Chairman of the Board Co-Chairman of the Board President Chief Financial Officer Treasurer Secretary Assistant Secretary

(c) Inapplicable.

Item 28. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JP Morgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States)	J.P. Morgan Investors Services Co. 73 Tremont Street Boston, MA 02108

13

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563

Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101-4106

RCM Capital Management LLC (formerly Dresdner RCM Global Investors LLC) Four Embarcadero Center San Francisco, CA 94111-4189	Bank of Ireland Asset Management (U.S.) Limited 26 Fitzwilliam Place Dublin 2, Ireland

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, CO 80202

Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital Corporation 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Advisors, Inc. 345 Park Avenue New York, NY 10154

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Suite 360 Newport Beach, CA 92658-6430

Item 29. Management Services

Not applicable.

14

Item 30. Undertakings

Inapplicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, AXA Premier Funds Trust has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 7th day of October 2004.

AXA PREMIER FUNDS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Chairman of the Board, President and Chief Executive Officer	October 7, 2004

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	October 7, 2004

/s/ Barry Hamerling* Barry Hamerling	Trustee	October 7, 2004

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	October 7, 2004

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	October 7, 2004

By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

AXA PREMIER FUNDS TRUST

EXHIBIT INDEX

(e)(1)(i)	Form of Amended and Restated Distribution Agreement between AXA Premier Funds Trust (the “Registrant”) and AXA Advisors, LLC.

(e)(2)(i)	Form of Amended and Restated Distribution Agreement between the Registrant and AXA Distributors, LLC.

(e)(4)	Form of Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc.

(m)(1)	Form of Distribution Plan pursuant to Rule 12b-1 with respect to Class A Shares of the Registrant.

(m)(3)(ii)	Form of Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares of the Registrant.

(n)(1)	Form of Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.